UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04611

Exact name of registrant as specified in charter:	Aberdeen Asia-Pacific Income Fund, Inc.

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Andrea Melia
Aberdeen Standard Investments Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2021

Item 1. Reports to Stockholders.

(a) A copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”) is filed herewith.

(b) Not applicable.

Managed Distribution Policy (unaudited)

The Board of Directors of the Aberdeen Asia-Pacific Income Fund, Inc. (the "Fund") has authorized a managed distribution policy ("MDP") of paying monthly distributions at an annual rate set once a year. The Fund's current monthly distribution is set at a rate of $0.0275 per share. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and estimated composition of the distribution and other information required by the

Fund's MDP exemptive order. The Fund's Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund's investment performance from the amount of distributions or from the terms of the Fund's MDP.

Distribution Disclosure Classification (unaudited)

The Fund's policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund's fiscal year, October 31. Under Section 19 of the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from month to month because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which the Fund's assets are denominated.

Based on generally accepted accounting principles, the Fund estimates the distributions for the fiscal year commenced November 1, 2020, through the distributions declared on June 9, 2021, consisted of 50% net investment income and 50% tax return of capital. The amounts and sources of distributions reported in this report are only estimates and are not being provided for tax reporting purposes.

In January 2022, a Form 1099-DIV will be sent to shareholders, which will state the final amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2021 calendar year.

Aberdeen Asia-Pacific Income Fund, Inc.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Asia-Pacific Income Fund, Inc. (the "Fund") for the six-month period ended April 30, 2021. The Fund's principal investment objective is to seek current income. The Fund may also achieve incidental capital appreciation.

Fund Updates

As of July 31, 2020, the Fund's blended benchmark changed, as summarized below:

Index	Previous Weight	New Index	New Weight
Bloomberg AusBond Composite Index[1]	35.00%	Bloomberg AusBond Composite Index	10.00%
JP Morgan Asia Credit Diversified Index[2]	40.00%	Markit iBoxx Asian Local Bond Index[6]	40.00%
Markit iBoxx Asia Government Index[3]	15.00%	JP Morgan Asia Credit Index – Diversified[7]	35.00%
Markit iBoxx Asia Government India Index[4]	5.00%	JP Morgan GBI Emerging Market Global Diversified[8]	15.00%
Markit iBoxx Asia Government Indonesia Index[5]	5.00%

Total Investment Return9

For the six-month period ended April 30, 2021, the total return to shareholders of the Fund based on the net asset value ("NAV") and market price of the Fund, respectively, are as follows:

NAV[10,11]	4.8%
Market Price[10]	16.5%

For more information about Fund performance, please visit the Fund on the web at www.aberdeenfax.com. Here, you can view monthly quarterly commentary on the Fund's performance, monthly fact sheets, distribution and performance information, and other Fund literature.

NAV, Market Price and Discount

The below table represents comparison from current six month period end to prior fiscal year end of Market Price to NAV and associated Discount.

	NAV	Closing Market Price	Discount
4/30/2021	$4.69	$4.26	9.2%
10/31/2020	$4.65	$3.80	18.3%

Throughout the six-month period ended April 30, 2021, the Fund's NAV was within a range of $4.65 to $4.95 and the Fund's market price traded within a range of $3.80 to $4.58. During the six-month period ended April 30, 2021, the Fund's shares traded within a range of a discount of 5.95% to 18.28%.

Portfolio Allocation

As of April 30, 2021, the Fund held 72.0% of its total investments in Asian debt securities, 13.2% in Australian debt securities, 4.8% in Latin America debt securities, 4.4% in European debt securities, 3.1% in U.S. debt securities and 2.5% in African debt securities.

Of the Fund's total investments, excluding hedges, 51.4% were held in U.S. Dollar denominated bonds issued by foreign issuers as of April 30, 2021. The rest of the Fund's currency exposure as of April 30, 2021 was 12.3% in the Australian Dollar, 32.0% in various Asian currencies and 4.3% in various Latin American currencies.

Of the Fund's total investments, including hedges, 44.2% were held in U.S. Dollar denominated bonds issued by foreign issuers as of April 30, 2021. The rest of the Fund's currency exposure as of April 30, 2021 was 7.3% in the Australian Dollar, 44.8% in various Asian currencies and 3.7% in various Latin American currencies.

1	The Bloomberg AusBond Composite Bond Index includes investment grade fixed interest bonds of all maturities issued in the Australian debt market under Australian law.
2	The JP Morgan Asia Credit Index is a broad-based securities market index which consists of liquid US dollar-denominated debt securities issued out of the Asia ex-Japan region.
3	The Markit iBoxx Asia Government Index is a subset of the iBoxx Asia ex-Japan Index family investing in local currency sovereign bonds from China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan, and Thailand.
4	The Markit iBoxx Asia Government India Index is a subset of the iBoxx Asia ex-Japan Index family investing in local currency sovereign bonds from India.
5	The Markit iBoxx Asia Government Indonesia Index is a subset of the iBoxx Asia ex-Japan Index family investing in local currency sovereign bonds from Indonesia.
6	The Market iBoxx Asia Local Bond Indices ("iBoxx ALBI") is designed to reflect the performance of local currency bonds from 11 Asian local currency bond markets.
7	The JP Morgan Asian Credit Diversified Index is a variant of the JP Morgan Asia Credit Index (JACI) focuses on reducing concentration risk of the JACI index to any particular market. The JACI is a broad-based securities market index which consists of liquid US dollar-denominated debt securities issued out of Asia ex-Japan region.
8	The JP Morgan GBI Emerging Market Global Diversified tracks performance of global EM sovereign local currency bond markets. Weighting methodology is designed to deliver a diversified universe of issuers.
9	Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. Net asset value return data include investment management fees, custodial charges and administrative fees (such as Director and legal fees) and assumes the reinvestment of all distributions.
10	Assuming the reinvestment of dividends and distributions.
11	The Fund's total return is based on the reported net asset value ("NAV") for each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments.

Aberdeen Asia-Pacific Income Fund, Inc.	1

Letter to Shareholders (unaudited) (continued)

Credit Quality

As of April 30, 2021, 16.9% of the Fund's total investments were invested in securities where either the issue or the issuer was rated A or better by S&P Global Ratings ("S&P")*, Moody's Investors Services, Inc. ("Moody's")** or Fitch Ratings, Inc.***

Managed Distribution Policy

Distributions to common shareholders for the twelve-month period ended April 30, 2021 totaled $0.33 per share. Based on the market price of $4.26 on April 30, 2021, the distribution rate over the twelve-month period ended April 30, 2021 was 7.8%. Based on the NAV of $4.69 on April 30, 2021, the annualized distribution rate was 7.0%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

On May 11, 2021 and June 9, 2021, the Fund announced that it will pay on May 28, 2021 and June 30, 2021, respectively, a distribution of U.S. $0.0275 per share to all shareholders of record as of May 21, 2021 and June 23, 2021, respectively.

The Fund's policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital. This policy is subject to an annual review as well as regular review at the Board's quarterly meetings, unless market conditions require an earlier evaluation.

Fund's Leverage

The table below summarizes certain key terms of the Fund's current leverage:

Amount ($ in millions)		Maturity
Revolving Credit Facility	$71	August 4, 2021
10-Year Series B Senior Secured Notes	$100	June 12, 2023
10-Year Series A Mandatory Redeemable Preferred shares	$50	June 27, 2023
15-Year Series C Senior Secured Notes	$50	February 8, 2032
15-Year Series D Senior Secured Notes	$100	August 10, 2032
15-Year Series E Senior Secured Notes	$100	June 19, 2034

As at April 30, 2021, the Series A Mandatory Redeemable Preferred Shares, with a liquidation value of $50 million, are rated A by Fitch*** and the combined $350 million 7-year, 10-year and 15-Year Series B, C, D and E Senior Secured Notes are rated A by Fitch Ratings.

On February 12, 2021, Fitch Ratings ("Fitch"), after a review of the Fund under a revised rating criteria, downgraded the ratings assigned to the Senior Notes from 'AA' to "A' and the ratings assigned to the MRPS from 'AA' to 'A'. The ratings were also removed from Ratings Watch Negative and removed from Under Criteria Observation.

The press release from Fitch which provides more information on ratings drivers and sensitivities can be accessed via the below link: https://www.fitchratings.com/research/fund-asset-managers/fitch-downgrades-aberdeen-asia-pacificincome-fund-notes-mrps-12-02-2021

We believe the Fund has been able to lock in an attractive rate cost of borrowing and extend the maturity of the leverage facility while diversifying its borrowing structure during what we believe to be a favorable current interest rate environment. A more detailed description of the Fund's leverage can be found in the Notes to Financial Statements.

Open Market Repurchase Program

The Fund's policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV and management believes such repurchases may enhance shareholder value. During the six-month period ended April 30, 2021 and fiscal year ended October 31, 2020, the Fund repurchased no shares.

Portfolio Holdings Disclosure

The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund's semiannual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These reports are available on the SEC's website at sec.gov. The Fund makes the information available to shareholders upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available by August 31 of the relevant year: (i) upon request and

*	S&P's ratings are expressed as letter grades that range from 'AAA' to 'D' to communicate the agency's opinion of relative level of credit risk. Ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The investment grade category is a rating from 'AAA' to 'BBB-'.
**	Moody's is an independent, unaffiliated research company that rates fixed income securities. Moody's assigns ratings on the basis of risk and the borrower's ability to make interest payments. Typically, securities are assigned a rating from 'Aaa' to 'C', with 'Aaa' being the highest quality and 'C' the lowest quality.
***	"Fitch is an international credit rating agency. Fitch ratings range from AAA (reliable and stable) to D (high risk).

2	Aberdeen Asia-Pacific Income Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC's website at sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered "unclaimed property" due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund's transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund's transfer agent will follow the applicable state's statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund's transfer agent.

COVID-19

The illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. Although some markets have rebounded, others have not. These circumstances may recur or continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund's investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, including the Fund, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will vary from market to market and, in some cases, may not be known for some time.

LIBOR

Under the revolving credit facility, the Fund is charged interest on amounts borrowed at a variable rate, which may be based on the

London Interbank Offered Rate ("LIBOR") plus a spread. Additionally, the Fund may invest in certain debt securities, derivatives or other financial instruments that utilize LIBOR as a "benchmark" or "reference rate" for various interest rate calculations. In 2017, the head of the United Kingdom's Financial Conduct Authority ("FCA") announced a desire to phase out the use of LIBOR by the end of 2021. However, subsequent announcements by the FCA, the LIBOR administrator and other regulators indicate that it is possible that the most widely used LIBOR rates may continue until mid-2023. It is anticipated that LIBOR ultimately will be discontinued or the regulator will announce that it is no longer sufficiently robust to be representative of its underlying market around that time. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement reference rate. As such, the potential effect of a transition away from LIBOR on the Fund's payment obligations under the revolving credit facility and on the Fund's investments that reference LIBOR cannot yet be determined.

Investor Relations Information

As part of Aberdeen Standard's commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenfax.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, and other Fund literature.

Enroll in Aberdeen Standard's email services and be among the first to receive the latest closed-end fund news, announcements, videos and other information. In addition, you can receive electronic versions of important Fund documents, including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign up today at https://www.aberdeenstandard.com/en-us/cefinvestorcenter/contact-us/preferences.

Contact Us:

•	Visit: www.aberdeenstandard.com/en-us/cefinvestorcenter;

•	Email: Investor.Relations@aberdeenstandard.com; or

•	Call: 1-800-522-5465 (toll free in the U.S.).

Yours sincerely,

/s/ Christian Pittard

Christian Pittard
President

All amounts are U.S. Dollars unless otherwise stated.

Aberdeen Asia-Pacific Income Fund, Inc.	3

Loan Facilities and the Use of Leverage (unaudited)

Loan Facilities and the Use of Leverage

The amounts borrowed under the Revolving Credit Facility, the Notes and the Series A MRPS (each as defined below) may be invested to seek to return higher rates than the rates pursuant to which interests or dividends are paid under such forms of leverage. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund's common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage.

The Fund employed leverage obtained via bank borrowing and other forms of leverage during the six months ended April 30, 2021. On February 12, 2021, the Fund drew an additional $6 million on its revolving line of credit. On April 6, 2020, the Fund extended the term of its existing credit agreement for 120 days, until August 5, 2020, providing for a $100,000,000 senior secured revolving credit loan facility (the "Revolving Credit Facility") with a syndicate of banks with Bank of America Merrill Lynch, N.A., ("BofA") acting as administrative agent. On August 5, 2020, the Fund executed an amendment and assignment of the Credit Agreement that extended the term of the credit agreement to August 4, 2021. The amendment and assignment also appointed the Bank of Nova Scotia to replace BofA as administrative agent. On March 31, 2020, the Fund paid down the outstanding $100 million of the Fund's existing 7-year Series A senior secured notes. On June 19, 2019, the Fund entered into a note purchase agreement with institutional investors relating to the private placement of $100 million of Series E senior secured notes that were at the time rated `AAA' by Fitch Ratings. Net proceeds of the Series E notes were used to pay down $100 million of the Fund's existing 4-year Term Loan B originally maturing on December 12, 2019 (the "Term B Facility"). On August 10, 2017, the Fund entered into a note purchase agreement with institutional investors relating to the private placement of $100 million of Series D senior secured notes that were at the time rated 'AAA' by Fitch Ratings. Net proceeds of the Series D notes were used to pay down $100 million of the Fund's existing 5-year Term Loan A originally maturing on June 12, 2018 (the "Term A Facility"). On February 8, 2017, the Fund entered into a note purchase agreement with institutional investors relating to the private placement of $50 million of Series C senior secured notes that were at the time rated 'AAA' by Fitch Ratings. Net proceeds of the Series C notes were used to refinance $50 million of the Fund's existing syndicated revolving credit facility (the "Revolving Credit Facility"). On April 7, 2017, the Fund renewed its $100 million Revolving Credit Facility for a 3-year period with a syndicate of banks. On June 12, 2013, the Fund entered into a note purchase agreement with institutional investors relating to the private placement of $200 million of Series A and Series B senior secured notes that were at the time rated 'AAA' by Fitch Ratings, $100 million due June 12, 2020 and $100 million due June 12, 2023 (the "Notes"). On the same day, the Fund also entered into a term loan agreement providing for $200 million in secured term loans from Bank of America, N.A., $100 million due June 12, 2016 (on December 14, 2015, the maturity of this loan was extended to December 14, 2019) and $100 million due June 12, 2018 (the "Term Loan Facility"), which was refinanced as outlined above. On June 27, 2013, the Fund issued a private offering of 2 million shares of Series A Mandatory Redeemable Preferred Shares due June 25, 2023 (the "Series A MRPS"). The Series A MRPS have a liquidation value of $50 million and are rated 'A' by Fitch Ratings. The Fund's revolving credit facility outstanding balance as of April 30, 2021 was $71 million and the total amount of outstanding leverage was $471 million.

The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the Revolving Credit Facility and the Notes may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is limited in its ability to declare dividends or other distributions under the terms of the various forms of leverage. In the event of an event of default under the Revolving Credit Facility the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. In the event of an event of default under the Note Purchase Agreement, the holders of the Notes have the right to cause a liquidation of the collateral (i.e., cause the sale of portfolio securities and other assets of the Fund). A liquidation of the Fund's collateral assets in an event of default, or a voluntary paydown of the Revolving Credit Facility, Series A MRPS or the Notes in order to avoid an event of default, would typically involve administrative expenses and sometimes penalties. Additionally, such liquidations often involve selling off of portions of the Fund's assets at inopportune times which can result in losses when markets are unfavorable.

Each of the Revolving Credit Facility Agreement, the Note Purchase Agreement, and the Securities Purchase Agreement relating to the Series A MRPS includes usual and customary covenants for the

4	Aberdeen Asia-Pacific Income Fund, Inc.

Loan Facilities and the Use of Leverage (unaudited) (concluded)

applicable type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Fund's investment manager, investment adviser, or sub-adviser from fully managing the Fund's portfolio in accordance with the Fund's investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of any and/or all of the forms of leverage. As of April 30, 2021, the Fund was in compliance with all covenants under the agreements relating to the various forms of leverage. In 2017, the head of the United Kingdom's Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement reference rate. As such, the potential effect of a transition away from LIBOR on the Fund's payment obligations under its leveraged capital structure cannot yet be determined.

On May 14, 2020, Fitch Ratings downgraded to 'AA' from 'AAA' the ratings of the outstanding Series B-E senior secured notes issued by the Fund and has placed the outstanding Series B-E senior secured note ratings on Rating Watch Negative (RWN). On the same date, Fitch Ratings also placed the 'AA' rated Series A MRPS on RWN.

On February 12, 2021, Fitch Ratings ("Fitch"), after a review of the Fund under a revised rating criteria, downgraded the ratings assigned to the Senior Notes from 'AA' to "A' and the ratings assigned to the MRPS from 'AA' to 'A'. The ratings were also removed from Ratings Watch Negative and removed from Under Criteria Observation.

Interest Rate Swaps

The Fund may enter into interest rate swaps to efficiently gain interest rate exposure and hedge interest rate risk. As of October 31, 2020 the Fund held $65.0 million in Interest Rate Swaps. On February 10, 2021 the Fund entered in a $6.0 million Interest Rate Swap in connection with a drawdown on the outstanding credit facility. As of April 30, 2021 the Fund held $71.0 million in Interest Rate Swaps.

As of April 30, 2021, the Fund held interest rate swap agreements with an aggregate notional amount of $71.0 million, which represented 100% of the Fund's Revolving Credit Facility balance outstanding based upon the notional amounts set forth below:

Remaining Term as of April 30, 2021	Receive/(Pay) Floating Rate	Amount (in $ millions)	Fixed Rate Payable (%)
72 months	Receive	$20.0	0.70%
108 months	Receive	$15.0	0.62%
108 months	Receive	$5.0	0.67%
121 months	Receive	$25.0	0.72%
176 months	Receive	$6.0	0.75%

A significant risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreements. There can be no assurance that the Fund will have an interest rate swap in place at any given time nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund's interest rate risk with respect to the loan facility. The implementation of this strategy is at the discretion of the Leverage Committee of the Board.

Aberdeen Asia-Pacific Income Fund, Inc.	5

Total Investment Return (unaudited)

The following table summarizes the average annual Fund performance for the 6-Month, 1-year, 3-year, 5-year and 10-year periods ended as of April 30, 2021.

	6 Months	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)[1]	4.8%	18.1%	5.7%	4.8%	2.7%
Market Price	16.5%	30.7%	6.5%	5.3%	2.3%

Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program. All return data at NAV includes fees charged to the Fund, which are listed in the Fund's Statement of Operations under "Expenses." Total investment return at market value is based on changes in the market price at which the Fund's shares traded on the NYSE American during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program. The Fund's total investment return is based on the reported NAV on the financial reporting period ended April 30, 2021. Because the Fund's shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund's yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenfax.com or by calling 800-522-5465.

The annualized total operating expense ratio based on the six-month period ended April 30, 2021 was 2.53%. The annualized total operating expense ratio, excluding interest expense and distributions to Series A Mandatory Redeemable Preferred Shares, based on the six-month period ended April 30, 2021, was 1.17%.

1	The Fund changed its investment strategies effective June 24, 2020, following shareholder approval of the changes. Performance information for periods prior to June 24, 2020 does not reflect the current investment strategy. Please see Note 1 in the Notes to Financials for details.

6	Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio Composition (unaudited)

Quality of Investments(1)

As of April 30, 2021, 16.9% of the Fund's total investments were invested in securities where either the issue or the issuer was rated "A" or better by S&P, Moody's or Fitch or, if unrated, was judged to be of equivalent quality by the Investment Manager. The table below shows the asset quality of the Fund's portfolio as of April 30, 2021, compared to October 31, 2020 and April 30, 2020:

Date	AAA/Aaa %	AA/Aa %	A %	BBB/Baa %	BB/Ba* %	B* %	CCC* %	NR** %
April 30, 2021	7.3	5.7	3.9	29.0	9.4	9.6	0.3	34.8
October 31, 2020	8.7	4.4	7.1	27.6	9.3	9.2	0.2	33.5
April 30, 2020	26.1	6.6	9.4	24.4	7.8	5.3	0.1	20.3

*	Below investment grade

**	Not Rated

(1)	For financial reporting purposes, credit quality ratings shown above reflect the lowest rating assigned by either S & P, Moody's or Fitch if ratings differ. These rating agencies are independent, nationally recognized statistical rating organization and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change. Aberdeen Standard Investments (Asia) Limited (or the "Investment Manager") evaluated the credit quality of unrated investments based upon, but not limited to, credit ratings for similar investments.

Geographic Composition

The table below shows the geographical composition (with U.S. Dollar-denominated bonds issued by foreign issuers allocated into country of issuance) of the Fund's total investments as of April 30, 2021, compared to October 31, 2020 and April 30, 2020:

Date	Asia (including NZ) %	Australia %	Latin America	Europe %	United States %	Africa
April 30, 2021	72.0	13.2	4.8	4.4	3.1	2.5
October 31, 2020	75.2	13.6	1.6	4.5	2.9	2.2
April 30, 2020	60.5	32.6	0.0	4.6	2.3	0.0

Currency Composition

The table below shows the currency composition, including hedges, of the Fund's total investments as of April 30, 2021, compared to October 31, 2020 and April 30, 2020:

Date	Asian Currencies (including NZ Dollar) %	US Dollar* %	Australian Dollar %	Latin American Currencies %
April 30, 2021	44.8	44.2	7.3	3.7
October 31, 2020	42.0	47.3	9.7	1.0
April 30, 2020	21.2	53.6	25.2	0.0

*	Includes U.S. Dollar-denominated bonds issued by foreign issuers: 51.4% of the Fund's total investments on April 30, 2021, 54.2% of the Fund's total investments on October 31, 2020, and 48.0% of the Fund's total investments on April 30, 2020.

Aberdeen Asia-Pacific Income Fund, Inc.	7

Portfolio Composition (unaudited) (concluded)

Maturity Composition

As of April 30, 2021, the average maturity of the Fund's total investments was 9.6 years, compared with 9.5 years at October 31, 2020 and compared with 8.3 years at April 30, 2020. The following table shows the maturity composition of the Fund's investments as of April 30, 2021, compared to October 31, 2020 and April 30, 2020:

Date	Under 3 Years %	3 to 5 Years %	5 to 10 Years %	10 Years & Over %
April 30, 2021	27.1	22.4	33.2	17.3
October 31, 2020	27.0	24.4	26.9	21.7
April 30, 2020	28.0	20.6	33.5	17.9

Modified Duration*

As of April 30, 2021, the modified duration of the Fund was 4.93 years. This calculation excludes the interest rate swaps that are used to manage the leverage of the overall fund. Exluding swaps will increase portfolio duration.

*	Modified duration is a measure of the sensitivity of the price of a bond to the fluctuations in interest rates.

8	Aberdeen Asia-Pacific Income Fund, Inc.

Summary of Key Rates (unaudited)

The following table summarizes the movements of key interest rates and currencies from April 30, 2021 compared to October 31, 2020 and April 30, 2020.

		Apr-21	Oct-20	Apr-20
Australia	90 day Bank Bills	0.04%	0.06%	0.10%
	10 yr bond	0.08%	0.12%	0.25%
	currency USD per 1 AUD	$0.77	$0.70	$0.65
South Korea	90 day commercial paper	0.73%	0.63%	1.10%
	10 yr bond	2.13%	1.55%	1.52%
	currency local per 1USD	₩1112.35	₩1134.70	₩1218.45
Thailand	3 months deposit rate	0.38%	0.38%	0.50%
	10 yr bond	1.77%	1.34%	1.14%
	currency local per 1USD	฿31.14	฿31.17	฿32.36
Philippines	90 day T-Bills	4.64%	4.64%	4.64%
	10 yr bond	7.67%	7.67%	7.67%
	currency local per 1USD	₱48.15	₱48.40	₱50.41
Malaysia	3-month T-Bills	1.77%	1.57%	2.35%
	10 yr bond	3.11%	2.62%	2.89%
	currency local per 1USD	RM4.10	RM4.16	RM4.30
Singapore	3-month T-Bills	0.35%	0.30%	0.41%
	10 yr bond	1.59%	0.81%	0.90%
	currency local per 1USD	S$1.33	S$1.37	S$1.41
India	3-month T-Bills	6.11%	6.11%	6.11%
	10 yr bond	6.03%	5.88%	6.11%
	currency local per 1USD	₹74.07	₹74.11	₹75.10
Indonesia	3 months deposit rate	4.09%	4.97%	5.53%
	10 yr bond	6.44%	6.58%	7.83%
	currency local per 1USD	Rp14445.00	Rp14625.00	Rp14875.00
China Onshore	3-month Bill Yield	2.63%	2.63%	2.63%
	10 yr bond	3.15%	3.18%	2.51%
	currency local per 1USD	¥6.47	¥6.70	¥7.05
Sri Lanka	3-month Generic Govt Yield	5.11%	4.60%	6.80%
	10 yr bond	8.05%	7.27%	9.21%
	currency local per 1USD	Rs197.50	Rs184.30	Rs190.50
Yankee Bonds	Indonesia	2.29%	1.96%	3.38%
	Sri Lanka	14.78%	18.07%	16.69%

Aberdeen Asia-Pacific Income Fund, Inc.	9

Portfolio of Investments (unaudited)

April 30, 2021

Principal
Amount			Value
(000) or Shares		Description	(US$)
CORPORATE BONDS—71.6%
AUSTRALIA—2.5%
USD	6,000	Australia & New Zealand Banking Group Ltd., (fixed rate to 06/15/2026, variable rate thereafter), 6.75%, 06/15/2026(a)(b)	$7,023,000
USD	6,845	Macquarie Bank Ltd., 3.62%, 06/03/2030(b)	7,065,679
USD	4,000	QBE Insurance Group Ltd., (fixed rate to 05/12/2025, variable rate thereafter),
		5.88%, 05/12/2025(a)(b)	4,335,000
USD	9,100	Santos Finance Ltd., 4.13%, 06/14/2027(b)(c)	9,701,158
AUD	410	Transurban Queensland Finance Pty Ltd., 3.25%, 05/07/2031(c)	313,680
SGD	250	Westpac Banking Corp., 4.11%, 04/15/2025	201,947
			28,640,464
CHINA—19.0%
CNY	30,000	Central Huijin Investment Ltd., 3.02%, 03/13/2025	4,568,932
CNY	10,000	Central Huijin Investment Ltd., 3.67%, 01/16/2024	1,559,213
USD	3,700	China Aoyuan Group Ltd., 6.20%, 09/24/2023(b)(c)	3,483,769
USD	3,800	China Construction Bank Corp., (fixed rate to 02/27/2024, variable rate thereafter), 4.25%, 02/27/2024 (b)(c)	4,074,485
USD	4,000	China Construction Bank Corp.,(fixed rate to 06/24/2025, variable rate thereafter), 2.45%, 06/24/2025(b)(c)	4,040,787
CNY	120,000	China Development Bank, 3.34%, 07/14/2025	18,586,593
CNH	8,000	China Development Bank Hong Kong, 3.20%, 09/21/2023	1,238,384
USD	3,929	China Huadian Overseas Development 2018 Ltd., (fixed rate to 06/23/2025, variable rate thereafter), 3.38%, 06/23/2025(a)(b)	4,009,544
CNY	10,000	China National Petroleum Corp., 3.72%, 09/20/2021	1,551,000
USD	3,500	China Oil & Gas Group Ltd., 5.50%, 07/25/2021(b)(c)	3,596,250
CNY	40,000	China Petroleum & Chemical Corp., 2.70%, 04/01/2023	6,124,180
USD	7,122	Chinalco Capital Holdings Ltd., 4.25%, 04/21/2022(b)	7,194,827
USD	7,000	CIFI Holdings Group Co. Ltd., 6.55%, 03/28/2022(b)(c)	7,369,250
USD	3,405	CMHI Finance BVI Co. Ltd. (fixed rate to 10/09/2025 variable rate thereafter), 3.88%, 10/09/2025(a)(b)	3,498,638
USD	2,522	Country Garden Holdings Co. Ltd., 3.30%, 10/12/2030(b)(c)	2,390,875
USD	8,110	Country Garden Holdings Co. Ltd., 7.25%, 04/08/2023(b)(c)	8,959,792
MYR	10,000	Country Garden Real Estate Sdn Bhd, 6.40%, 05/06/2022	2,506,005
USD	3,200	Fufeng Group Ltd., 5.88%, 08/28/2021(b)	3,239,680
USD	3,600	Gansu Provincial Highway Aviation Tourism Investment Group Co. Ltd., 3.25%, 11/03/2023(b)	3,492,001
USD	3,000	Geely Automobile Holdings Ltd., 3.63%, 01/25/2023(b)	3,091,709
USD	4,200	Geely Sweden Finance AB, 4.88%, 11/15/2021(b)	4,248,300
USD	3,962	GLP China Holdings Ltd., 2.95%, 03/29/2026(b)	3,989,257
USD	5,400	HBIS Group Hong Kong Co. Ltd., 3.75%, 12/18/2022(b)	5,183,998
USD	3,470	Health & Happiness H&H International Holdings Ltd., 5.63%, 10/24/2021(b)(c)	3,599,762
USD	2,400	Huarong Finance II Co. Ltd., 5.00%, 11/19/2025(b)	1,860,000
USD	6,700	Huarong Finance II Co. Ltd., 5.50%, 01/16/2025(b)	5,209,250
USD	4,603	Kaisa Group Holdings Ltd., 10.88%, 07/23/2021(b)(c)	4,812,436
USD	3,941	Kaisa Group Holdings Ltd., 11.95%, 11/12/2021(b)(c)	4,179,430
USD	6,650	Longfor Group Holdings Ltd., 3.95%, 09/16/2029(b)	6,966,631
USD	4,083	MCC Holding Hong Kong Corp. Ltd., (fixed rate to 04/20/2024, variable rate thereafter), 2.95%, 04/20/2024(a)(b)	4,103,415
USD	4,724	New Oriental Education & Technology Group, Inc., 2.13%, 06/02/2025(b)(c)	4,581,241
USD	12,883	Seazen Group Ltd., 6.00%, 08/12/2024(b)	13,372,554
USD	2,310	Seazen Group Ltd., 6.45%, 06/11/2022(b)	2,363,130
USD	3,754	Shandong Iron And Steel Xinheng International Co., Ltd., 6.50%, 11/05/2023(b)	3,763,265
USD	7,300	Shanghai Port Group BVI Development 2 Co. Ltd., 2.38%, 04/13/2030(b)(c)	7,064,374

10	Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

April 30, 2021

Principal
Amount			Value
(000) or Shares		Description	(US$)
CORPORATE BONDS (continued)
CHINA (continued)
USD	11,800	Shimao Group Holdings Ltd., 5.60%, 07/15/2023(b)(c)	$12,744,000
USD	1,100	Shimao Group Holdings Ltd., 4.60%, 07/13/2025(b)(c)	1,158,292
USD	2,807	SPIC Luxembourg Latin America Renewable Energy Investment Co. Sarl, 4.65%, 10/30/2023(b)	3,008,235
USD	7,500	Sunac China Holdings Ltd., 6.50%, 07/09/2022(b)(c)	7,715,873
USD	3,394	Tencent Holdings Ltd., 3.24%, 12/03/2049(b)(c)	3,111,838
USD	800	Times China Holdings Ltd., 6.20%, 09/22/2023(b)(c)	787,846
USD	7,000	Wuhan Metro Group Co. Ltd., (fixed rate to 12/05/2021, variable rate thereafter), 5.98%, 12/05/2021(a)(b)	7,096,250
USD	7,457	Zhenro Properties Group Ltd., 6.63%, 01/07/2024(b)(c)	6,927,922
USD	4,000	Zhenro Properties Group Ltd., 7.88%, 01/14/2023(b)(c)	4,021,997
USD	4,156	Zhongsheng Group Holdings Ltd., 3.00%, 12/13/2025(b)(c)	4,197,252
			220,642,462
GERMANY—0.7%
AUD	10,000	Landwirtschaftliche Rentenbank, 4.75%, 04/08/2024(d)	8,670,848
HONG KONG—2.0%
USD	754	Far East Consortium International Ltd., 3.75%, 09/08/2021(b)	746,520
USD	15,500	Hutchison Whampoa Finance CI Ltd., 7.50%, 08/01/2027(b)	20,560,295
USD	980	Hutchison Whampoa International 03/33 Ltd., 7.45%, 11/24/2033(b)	1,456,300
			22,763,115
INDIA—18.3%
USD	7,302	Adani Electricity Mumbai Ltd., 3.95%, 02/12/2030(b)	7,308,920
USD	6,910	Adani Green Energy UP Ltd. / Prayatna Developers Pvt Ltd. / Parampujya Solar Energy Pvt Ltd., 6.25%, 12/10/2024(b)	7,635,550
USD	2,232	Adani International Container Terminal Pvt Ltd., 3.00%, 08/18/2030(b)	2,116,783
USD	6,500	Adani Ports & Special Economic Zone Ltd., 4.20%, 02/04/2027(b)(c)	6,824,952
USD	3,050	Adani Transmission Ltd., 4.00%, 08/03/2026(b)	3,220,315
USD	3,870	Adani Transmission Ltd., 4.25%, 05/21/2036(b)(e)	3,925,214
INR	200,000	Axis Bank Ltd., 7.60%, 10/20/2023	2,846,552
INR	500,000	Axis Bank Ltd., 8.85%, 12/05/2024	7,460,016
USD	7,030	Azure Power Solar Energy Pvt Ltd., 5.65%, 09/24/2022(b)(c)	7,443,364
USD	3,300	Bharti Airtel International Netherlands BV, 5.35%, 05/20/2024(b)	3,631,208
USD	1,200	GMR Hyderabad International Airport Ltd., 4.75%, 02/02/2026(b)	1,176,670
USD	5,173	GMR Hyderabad International Airport Ltd., 5.38%, 04/10/2024(b)	5,276,103
INR	750,000	HDFC Bank Ltd., 7.95%, 09/21/2026	10,935,516
INR	100,000	Housing Development Finance Corp. Ltd., 7.90%, 08/24/2026	1,447,881
INR	100,000	Housing Development Finance Corp. Ltd., 8.05%, 06/20/2022	1,404,641
INR	250,000	Housing Development Finance Corp. Ltd., 8.58%, 03/18/2022	3,495,936
INR	550,000	Housing Development Finance Corp. Ltd., 9.05%, 11/20/2023	8,090,957
INR	400,000	ICICI Bank Ltd., 7.60%, 10/07/2023	5,699,119
INR	250,000	ICICI Bank Ltd., 9.15%, 08/06/2024	3,735,192
USD	7,072	India Green Power Holdings, 4.00%, 02/22/2024(b)	7,057,856
USD	5,732	India Infoline Finance Ltd., 5.88%, 04/20/2023(b)	5,517,050
USD	2,000	Indiabulls Housing Finance Ltd., 6.38%, 05/28/2022(b)	1,879,999
INR	200,000	Indiabulls Housing Finance Ltd., 8.90%, 09/26/2021	2,649,413
INR	100,000	Indiabulls Housing Finance Ltd., 9.00%, 04/29/2026	814,830
INR	300,000	Indiabulls Housing Finance Ltd., 9.08%, 12/31/2021	3,895,773
INR	50,000	Indian Railway Finance Corp. Ltd., 8.45%, 12/04/2028	745,395
INR	150,000	National Highways Authority of India, 7.70%, 09/13/2029	2,135,710

Aberdeen Asia-Pacific Income Fund, Inc.	11

Portfolio of Investments (unaudited) (continued)

April 30, 2021

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
INDIA (continued)
INR	50,000	NTPC Ltd., 8.05%, 05/05/2026	$733,517
INR	250,000	NTPC Ltd., 8.10%, 05/27/2026	3,540,838
USD	7,112	Power Finance Corp. Ltd., 6.15%, 12/06/2028(b)	8,360,854
INR	250,000	Power Finance Corp. Ltd., 8.39%, 04/19/2025	3,647,433
INR	400,000	Power Finance Corp. Ltd., 8.65%, 12/28/2024	5,912,715
INR	150,000	Power Grid Corp. of India Ltd., 8.13%, 04/25/2027	2,226,942
INR	500,000	Power Grid Corp. of India Ltd., 8.13%, 04/25/2028	7,429,471
USD	3,689	REC Ltd., 4.75%, 05/19/2023(b)	3,895,178
INR	150,000	REC Ltd., 8.10%, 06/25/2024	2,176,921
USD	2,550	Reliance Industries Ltd., 4.13%, 01/28/2025(b)	2,772,781
INR	800,000	Reliance Industries Ltd., 8.30%, 03/08/2022	11,183,130
INR	200,000	Rural Electrification Corp. Ltd., 8.44%, 12/04/2021	2,771,009
INR	150,000	Rural Electrification Corp. Ltd., 9.34%, 08/25/2024	2,242,741
INR	70,000	Rural Electrification Corp. Ltd., 9.35%, 06/15/2022	994,802
USD	8,000	Shriram Transport Finance Co. Ltd., 4.40%, 03/13/2024(b)	7,940,000
INR	300,000	State of Maharashtra India, 7.20%, 08/09/2027	4,176,934
USD	8,502	UltraTech Cement Ltd., 2.80%, 08/16/2030(b)(c)	7,946,548
USD	10,387	UPL Corp. Ltd., 4.63%, 06/16/2030(b)	10,745,710
USD	5,600	Vedanta Resources Ltd., 6.38%, 07/30/2022(b)	5,490,800
			212,559,239
INDONESIA—5.3%
IDR	20,000,000	Adira Dinamika Multi Finance Tbk PT, 7.80%, 10/04/2022	1,433,576
IDR	10,000,000	Astra Sedaya Finance PT, 8.80%, 02/13/2022	717,619
USD	2,198	Bank Mandiri Persero Tbk PT, 4.75%, 05/13/2025(b)	2,424,417
IDR	10,000,000	Bank Rakyat Indonesia Persero Tbk PT, 8.25%, 08/24/2024	722,326
USD	7,300	Bank Tabungan Negara Persero Tbk PT, 4.20%, 01/23/2025(b)	7,408,622
IDR	10,000,000	Federal International Finance PT, 8.80%, 03/12/2022	716,026
USD	5,326	FPC Treasury Ltd., 4.50%, 04/16/2023(b)	5,560,344
USD	3,766	Hutama Karya Persero PT, 3.75%, 02/11/2030(b)(c)(d)	3,999,492
IDR	20,000,000	Lembaga Pembiayaan Ekspor Indonesia, 8.45%, 07/09/2022	1,435,929
USD	5,586	LLPL Capital Pte Ltd., 6.88%, 02/04/2039(b)(e)	6,530,034
USD	4,565	Medco Oak Tree Pte Ltd., 7.38%, 05/14/2023(b)(c)	4,953,025
USD	3,400	Perusahaan Listrik Negara PT, 3.88%, 07/17/2029(b)	3,566,600
USD	6,129	Perusahaan Listrik Negara PT, 6.15%, 05/21/2048(b)	7,546,331
IDR	12,000,000	Perusahaan Listrik Negara PT, 8.25%, 07/05/2023	870,801
USD	7,227	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 4.00%, 12/30/2049(b)(c)	7,010,190
USD	7,181	Tower Bersama Infrastructure Tbk PT, 2.75%, 12/20/2025(b)(c)	7,238,941
			62,134,273
JAPAN—1.1%
USD	11,000	Nissan Motor Co. Ltd., 4.81%, 06/17/2030(b)(c)	12,213,741
KAZAKHSTAN—0.5%
KZT	2,365,000	Bank Razvitiya Kazakhstana AO, 10.95%, 05/06/2026(b)	5,487,746
			5,487,746
KUWAIT—0.6%
USD	6,759	MEGlobal Canada ULC, 5.00%, 05/18/2025(b)	7,561,631

12	Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

April 30, 2021

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
MACAO—0.6%
USD	3,575	MGM China Holdings Ltd., 5.25%, 06/18/2022(b)(c)	$3,718,000
USD	3,500	MGM China Holdings Ltd., 5.88%, 05/15/2022(b)(c)	3,675,000
			7,393,000
MALAYSIA—1.7%
MYR	5,000	CIMB Group Holdings Bhd, 4.95%, 03/29/2023(c)	1,264,781
MYR	5,000	DRB-Hicom Bhd, 5.10%, 12/12/2029	1,238,085
MYR	5,000	Malayan Banking Bhd, (fixed rate to 09/25/2024, variable rate thereafter), 4.08%, 09/25/2024(a)	1,248,511
MYR	5,000	Pengerang LNG Two Sdn Bhd, 2.86%, 10/20/2028	1,161,581
MYR	5,000	Pengerang LNG Two Sdn Bhd, 2.92%, 10/19/2029	1,151,169
MYR	10,000	Petroleum Sarawak Exploration & Production Sdn Bhd, 4.10%, 03/19/2031	2,425,288
USD	2,600	Petronas Capital Ltd., 3.50%, 01/21/2030(b)(c)	2,803,736
MYR	5,000	Press Metal Aluminium Holdings Bhd, 4.00%, 08/15/2025	1,205,681
USD	7,000	TNB Global Ventures Capital Bhd, 3.24%, 10/19/2026(b)	7,418,646
			19,917,478
MEXICO—0.6%
MXN	145,000	Petroleos Mexicanos, 7.19%, 09/12/2024(b)	6,728,538
NORWAY—0.5%
AUD	7,000	Kommunalbanken AS, 4.50%, 04/17/2023(b)	5,829,724
			5,829,724
OMAN—0.2%
USD	2,765	OQ SAOC, 5.13%, 05/06/2028(b)	2,799,563
PHILIPPINES—3.7%
USD	1,800	AC Energy Finance International Ltd., 5.10%, 11/25/2025(a)(b)	1,881,804
USD	7,000	ICTSI Treasury BV, 5.88%, 09/17/2025(b)	8,157,188
USD	11,000	Manila Water Co., Inc., 4.38%, 07/30/2025(b)(c)	11,585,409
USD	13,086	Megaworld Corp., 4.25%, 04/17/2023(b)	13,773,014
USD	7,000	Royal Capital BV, (fixed rate to 05/05/2024, variable rate thereafter), 4.88%, 05/05/2024(a)(b)	7,256,970
			42,654,385
SAUDI ARABIA—0.6%
USD	7,000	Dar Al-Arkan Sukuk Co. Ltd., 6.88%, 03/21/2023(b)	7,376,250
SINGAPORE—2.9%
USD	4,300	DBS Group Holdings Ltd., (fixed rate to 02/27/2025, variable rate thereafter), 3.30%, 02/27/2025(a)(b)	4,403,974
USD	2,400	DBS Group Holdings Ltd., (fixed rate to 12/11/2023, variable rate thereafter), 4.52%, 12/11/2023(b)(c)	2,599,295
USD	3,800	Parkway Pantai Ltd., (fixed rate to 07/27/2022, variable rate thereafter), 4.25%, 07/27/2022(a)(b)	3,822,572
USD	3,682	Singapore Airlines Ltd., 3.00%, 06/20/2026(b)(c)	3,739,018
USD	18,825	Vena Energy Capital Pte Ltd., 3.13%, 02/26/2025(b)	18,940,246
			33,505,105
SOUTH KOREA—2.6%
USD	11,400	Busan Bank Co. Ltd., 3.63%, 07/25/2026(b)	12,076,607
USD	3,300	Hanwha Total Petrochemical Co. Ltd., 3.88%, 01/23/2024(b)	3,547,667
USD	2,000	Kookmin Bank, 2.50%, 11/04/2030(b)	1,945,919
USD	5,900	Shinhan Bank Co. Ltd., 4.50%, 03/26/2028(b)	6,605,079

Aberdeen Asia-Pacific Income Fund, Inc.	13

Portfolio of Investments (unaudited) (continued)

April 30, 2021

Principal
Amount			Value
(000) or Shares		Description	(US$)
CORPORATE BONDS (continued)
SOUTH KOREA (continued)
USD	2,071	SK Hynix, Inc., 2.38%, 01/19/2031(b)	$1,987,533
USD	3,650	Tongyang Life Insurance Co. Ltd. (fixed rate to 09/22/2025 variable rate thereafter),
		5.25%, 09/22/2025(a)(b)	3,778,115
			29,940,920
THAILAND—2.8%
USD	1,200	Bangkok Bank PCL, 9.03%, 03/15/2029(b)	1,634,618
USD	6,900	Bangkok Bank PCL, (fixed rate to 09/25/2029, variable rate thereafter), 3.73%, 09/25/2029(b)(c)	7,007,295
USD	7,000	Krung Thai Bank PCL, (fixed rate to 03/25/2026, variable rate thereafter), 4.40%, 03/25/2026(a)(b)	7,041,440
USD	5,800	Minor International PCL, (fixed rate to 06/29/2023, variable rate thereafter), 3.10%, 06/29/2023(a)(b)	5,865,186
USD	2,325	PTT Treasury Center Co. Ltd., 3.70%, 01/16/2070(b)(c)	2,192,641
USD	5,300	PTTEP Treasury Center Co. Ltd., 3.90%, 12/06/2059(b)	5,316,176
USD	3,800	TMB Bank PCL, (fixed rate to 12/02/2024, variable rate thereafter), 4.90%, 12/02/2024(a)(b)	3,823,183
			32,880,539
TURKEY—0.3%
USD	3,460	Turk Telekomunikasyon AS, 6.88%, 02/28/2025(b)	3,772,784
			3,772,784
UNITED ARAB EMIRATES—2.7%
MYR	10,000	Abu Dhabi National Energy Co. PJSC, 4.65%, 03/03/2022	2,467,357
USD	7,100	Esic Sukuk Ltd., 3.94%, 07/30/2024(b)	7,413,110
USD	7,237	Galaxy Pipeline Assets Bidco Ltd., 2.63%, 03/31/2036(b)(e)	7,011,172
USD	6,500	MAF Global Securities Ltd., (fixed rate to 03/20/2026, variable rate thereafter), 6.38%, 03/20/2026(a)(b)	7,019,552
USD	6,400	Tabreed Sukuk Spc Ltd., 5.50%, 10/31/2025(b)	7,330,944
			31,242,135
UNITED KINGDOM—1.4%
USD	6,999	Standard Chartered PLC, 3.95%, 01/11/2023(b)	7,324,381
USD	5,000	Standard Chartered PLC, 4.05%, 04/12/2026(b)	5,505,350
USD	2,759	Standard Chartered PLC, (fixed rate to 04/02/2023, variable rate thereafter), 7.75%, 04/02/2023(a)(b)	3,015,863
			15,845,594
UNITED STATES—0.6%
USD	5,600	Hyundai Capital America, 6.38%, 01/08/2030(b)(c)	7,129,408
			7,129,408
VIETNAM—0.4%
USD	4,310	Mong Duong Finance Holdings BV, 5.13%, 05/07/2023(b)	4,342,325
			4,342,325
		Total Corporate Bonds—71.6% (cost $821,189,382)	832,031,267
GOVERNMENT BONDS—63.0%
AUSTRALIA—14.2%
AUD	2,300	Australia Government Bond, 2.75%, 11/21/2029(b)	1,955,501
AUD	54,000	Australia Government Bond, 3.25%, 06/21/2039(b)	47,208,474
AUD	13,500	New South Wales Treasury Corp., 3.00%, 02/20/2030(b)	11,537,948
AUD	7,500	New South Wales Treasury Corp., 4.00%, 05/20/2026(b)	6,680,953

14	Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

April 30, 2021

Principal
Amount			Value
(000) or Shares		Description	(US$)
GOVERNMENT BONDS (continued)
AUSTRALIA (continued)
AUD	15,000	New South Wales Treasury Corp., 6.00%, 03/01/2022	$12,119,363
AUD	300	Queensland Treasury Corp., 3.50%, 08/21/2030(b)	266,309
AUD	22,000	Queensland Treasury Corp., 4.25%, 07/21/2023(b)	18,451,871
AUD	51,400	Queensland Treasury Corp., 5.50%, 06/21/2021(b)	39,879,407
AUD	4,690	Queensland Treasury Corp., 6.00%, 06/14/2021(b)(d)	3,640,075
AUD	13,000	Treasury Corp. of Victoria, 6.00%, 10/17/2022	10,880,610
AUD	15,000	Western Australian Treasury Corp., 7.00%, 07/15/2021	11,723,728
			164,344,239
BAHRAIN—0.6%
USD	7,300	Bahrain Government International Bond, 5.45%, 09/16/2032(b)	7,241,600
			7,241,600
BRAZIL—1.7%
BRL	103,000	Brazil Notas do Tesouro Nacional, 10.00%, 01/01/2029	20,090,008
			20,090,008
CHINA—8.6%
CNY	60,000	China Government Bond, 1.99%, 04/09/2025(f)	8,935,888
CNY	30,000	China Government Bond, 2.20%, 02/13/2022(f)	4,627,645
CNY	150,000	China Government Bond, 2.36%, 07/02/2023(f)	22,984,850
CNY	130,000	China Government Bond, 2.68%, 05/21/2030(f)	19,250,406
CNY	30,000	China Government Bond, 3.02%, 10/22/2025(f)	4,647,624
CNY	250,000	China Government Bond, 3.27%, 11/19/2030(f)	38,928,409
			99,374,822
EL SALVADOR—0.7%
USD	7,585	El Salvador Government International Bond, 8.25%, 04/10/2032(b)	8,316,194
GHANA—0.7%
USD	3,200	Ghana Government International Bond, 7.88%, 03/26/2027(b)(e)	3,332,384
USD	4,419	Ghana Government International Bond, 8.13%, 01/18/2026(b)(e)	4,732,794
			8,065,178
INDIA—3.3%
INR	500,000	India Government Bond, 6.19%, 09/16/2034	6,430,039
INR	1,340,000	India Government Bond, 7.26%, 01/14/2029	19,076,310
INR	880,000	India Government Bond, 7.72%, 05/25/2025	12,822,357
INR	9,590	India Government Bond, 9.20%, 09/30/2030	152,982
			38,481,688
INDONESIA—12.3%
USD	5,314	Indonesia Government International Bond, 5.35%, 02/11/2049	6,702,445
USD	9,880	Indonesia Government International Bond, 8.50%, 10/12/2035(b)	15,564,582
IDR	86,400,000	Indonesia Treasury Bond, 5.50%, 04/15/2026	5,937,047
IDR	271,570,000	Indonesia Treasury Bond, 6.13%, 05/15/2028	18,668,863
IDR	117,000,000	Indonesia Treasury Bond, 6.50%, 02/15/2031	8,106,168
IDR	13,800,000	Indonesia Treasury Bond, 7.00%, 05/15/2027	1,003,535
IDR	629,200,000	Indonesia Treasury Bond, 8.13%, 05/15/2024	47,103,537
IDR	107,124,000	Indonesia Treasury Bond, 8.38%, 09/15/2026	8,258,745
IDR	300,000,000	Indonesia Treasury Bond, 8.75%, 05/15/2031	23,774,455
IDR	30,000,000	Indonesia Treasury Bond, 9.00%, 03/15/2029	2,398,629

Aberdeen Asia-Pacific Income Fund, Inc.	15

Portfolio of Investments (unaudited) (continued)

April 30, 2021

Principal
Amount			Value
(000) or Shares		Description	(US$)
GOVERNMENT BONDS (continued)
INDONESIA (continued)
IDR	16,000,000	Indonesia Treasury Bond, 9.50%, 07/15/2031	$1,319,903
USD	3,770	Perusahaan Penerbit SBSN Indonesia III, 4.15%, 03/29/2027(b)	4,195,218
			143,033,127
IRAQ—0.8%
USD	4,375	Iraq International Bond, 5.80%, 06/14/2021(b)	4,217,938
USD	4,500	Iraq International Bond, 6.75%, 03/09/2023(b)	4,575,150
			8,793,088
IVORY COAST—0.8%
USD	8,400	Ivory Coast Government International Bond, 6.38%, 03/03/2028(b)(e)	9,280,706
			9,280,706
MALAYSIA—5.6%
MYR	174,700	Malaysia Government Bond, 3.48%, 06/14/2024	44,043,309
MYR	17,500	Malaysia Government Bond, 3.73%, 06/15/2028	4,464,329
MYR	18,800	Malaysia Government Bond, 3.76%, 05/22/2040	4,347,626
MYR	17,100	Malaysia Government Bond, 4.07%, 06/15/2050	3,978,868
MYR	30,500	Malaysia Government Bond, 4.92%, 07/06/2048	8,168,558
			65,002,690
MEXICO—2.2%
MXN	469,000	Mexican Bonos, 8.50%, 05/31/2029	25,790,485
			25,790,485
NIGERIA—1.4%
USD	14,100	Nigeria Government International Bond, 8.75%, 01/21/2031(b)	16,052,568
OMAN—0.3%
USD	3,204	Oman Government International Bond, 6.25%, 01/25/2031(b)	3,444,300
			3,444,300
PAKISTAN—3.8%
USD	22,890	Pakistan Government International Bond, 6.88%, 12/05/2027(b)	23,920,050
USD	7,495	Pakistan Government International Bond, 8.25%, 04/15/2024(b)	8,228,910
USD	5,209	Pakistan Government International Bond, 8.25%, 09/30/2025(b)	5,795,221
PKR	1,000,000	Pakistan Investment Bond, 7.00%, 08/20/2023	6,339,674
			44,283,855
PHILIPPINES—0.9%
PHP	550,000	Philippine Government Bond, 2.88%, 07/09/2030	10,486,150
SOUTH KOREA—0.7%
KRW	9,100,000	Korea Treasury Bond, 1.00%, 06/10/2023	8,178,376
SUPRANATIONAL—1.7%
AUD	14,000	Asian Development Bank, 5.00%, 03/09/2022	11,234,417
AUD	10,000	International Bank for Reconstruction & Development, 4.25%, 06/24/2025	8,809,954
			20,044,371
UKRAINE—1.4%
USD	15,600	Ukraine Government International Bond, 7.38%, 09/25/2032(b)(e)	15,756,000
			15,756,000

16	Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

April 30, 2021

Principal
Amount			Value
(000) or Shares		Description	(US$)
GOVERNMENT BONDS (continued)
URUGUAY—1.3%
UYU	645,000	Uruguay Government International Bond, 9.88%, 06/20/2022(b)	$15,179,716
			15,179,716
		Total Government Bonds—63.0% (cost $726,208,336)	731,239,161
SHORT-TERM INVESTMENT—3.8%
UNITED STATES—3.8%
USD	43,963,368	State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03%(g)	43,963,368
			43,963,368
		Total Short-Term Investment—3.8% (cost $43,963,368)	43,963,368
		Total Investments—138.4% (cost $1,591,361,086)(h)	1,607,233,796
		Long Term Debt Securities	(421,000,000)
		Mandatory Redeemable Preferred Stock at Liquidation Value	(50,000,000)
		Other Assets in Excess of Liabilities—2.2%	25,267,220
		Net Assets—100.0%	$1,161,501,016

AUD—Australian Dollar

BRL—Brazilian Real

CNH—Chinese Yuan Renminbi Offshore

CNY—Chinese Yuan Renminbi

IDR—Indonesian Rupiah

INR—Indian Rupee

KRW—South Korean Won

KZT—Kazakhstan tenge

MXN—Mexican Peso

MYR—Malaysian Ringgit

PHP—Philippine Peso

PKR—Pakistan rupee

SGD—Singapore Dollar

THB—Thai Baht

USD—U.S. Dollar

UYU—Uruguayan Peso

(a)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely. The maturity date presented for these instruments represents the next call/put date.
(b)	Denotes a restricted security.
(c)	The maturity date presented for these instruments represents the next call/put date.
(d)	This security is government guaranteed.
(e)	Sinkable security.
(f)	China A securities. These securities are issued in local currency, traded in the local markets and are held through a qualified foreign institutional investor license.
(g)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2021.
(h)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

Aberdeen Asia-Pacific Income Fund, Inc.	17

Portfolio of Investments (unaudited) (continued)

April 30, 2021

At April 30, 2021, the Company held the following futures contracts:

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contract Positions
United States Treasury Note 6%–Ultra Bond	195	06/21/2021	$37,156,645	$36,251,719	$(904,926)
United States Treasury Note 6%–2 year	326	06/30/2021	72,025,658	71,967,047	(58,611)
					$(963,537)
Short Contract Positions
United States Treasury Note 6%–10 year	(358)	06/21/2021	$(47,979,446)	$(47,267,187)	$712,259
United States Treasury Note 6%–5 year	(201)	06/30/2021	(25,093,604)	(24,911,438)	182,166
					$894,425
					$(69,112)

At April 30, 2021, the Fund's open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
Chinese Yuan Renminbi Offshore/United States Dollar
07/28/2021	Royal Bank of Canada	CNH	450,000,000	USD	68,953,999	$69,100,743	$146,744
Indian Rupee/United States Dollar
05/06/2021	Royal Bank of Canada	INR	329, 279,400	USD	4,500,000	4,442,839	(57,161)
Indonesian Rupiah/United States Dollar
07/14/2021	UBS AG	IDR	14,820,000,000	USD	1,000,000	1,016,569	16,569
Malaysian Ringgit/United States Dollar
06/04/2021	BNP Paribas S.A.	MYR	10,338,750	USD	2,500,000	2,520,540	20,540
Philippine Peso/United States Dollar
05/07/2021	UBS AG	PHP	837,799,880	USD	17,180,000	17,369,642	189,642
Singapore Dollar/United States Dollar
05/11/2021	State Street Bank and Trust Company	SGD	85,500,000	USD	64,288,518	64,248,035	(40,483)
South Korean Won/United States Dollar
07/01/2021	UBS AG	KRW	108,257,330,350	USD	95,800,000	96,874,975	1,074,975
Thai Baht/United States Dollar
06/23/2021	Citibank N.A.	THB	2,820,908,794	USD	89,766,961	90,577,169	810,208
						$346,150,512	$2,161,034

Sale Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Australian Dollar
07/30/2021	Citibank N.A.	USD	83,096,992	AUD	106,730,552	$82,249,192	$847,800
United States Dollar/Chinese Yuan Renminbi Offshore
07/28/2021	Royal Bank of Canada	USD	40,606,244	CNH	265,000,000	40,692,660	(86,416)

18	Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

April 30, 2021

Sale Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Indian Rupee
05/06/2021	Citibank N.A.	USD	5,900,000	INR	439,128,740	$5,924,993	$(24,993)
08/05/2021	UBS AG	USD	8,600,000	INR	646,402,660	8,601,693	(1,693)
United States Dollar/Indonesian Rupiah
07/14/2021	UBS AG	USD	13,000,000	IDR	192,660,000,000	13,215,398	(215,398)
United States Dollar/Malaysian Ringgit
06/04/2021	BNP Paribas S.A.	USD	29,031,861	MYR	118,000,000	28,767,858	264,003
06/14/2021	Standard Chartered Bank	USD	2,200,000	MYR	8,947,620	2,180,624	19,376
United States Dollar/Mexican Peso
05/27/2021	Citibank N.A.	USD	9,800,000	MXN	198,245,023	9,762,126	37,874
United States Dollar/Philippine Peso
05/07/2021	Citibank N.A.	USD	26,499,999	PHP	1,294,613,500	26,840,507	(340,508)
United States Dollar/Singapore Dollar
05/11/2021	Citibank N.A.	USD	1,900,000	SGD	2,527,944	1,899,596	404
United States Dollar/South Korean Won
07/01/2021	Citibank N.A.	USD	3,800,000	KRW	4,224,270,000	3,780,123	19,877
07/01/2021	UBS AG	USD	2,100,000	KRW	2,368,282,560	2,119,277	(19,277)
						$226,034,047	$501,049
						$572,184,559	$2,662,083
Unrealized appreciation on forward foreign currency exchange contracts							$3,448,012
Unrealized depreciation on forward foreign currency exchange contracts							$(785,929)

*	Certain contracts with different trade dates and like characteristics have been shown net.

At April 30, 2021, the Fund held the following centrally cleared interest rate swaps:

Currency	Notional Amount	Expiration Date	Counterparty	Receive (Pay) Fixed Rate	Floating Rate Index	Fixed Rate	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)	Value
USD	6,000,000	02/12/2027	Citigroup	Receive	3-month LIBOR	0.75%	$–	$113,349	$113,349
USD	20,000,000	06/10/2027	Citigroup	Receive	3-month LIBOR	0.70%	–	501,254	501,254
USD	15,000,000	05/06/2030	Citigroup	Receive	3-month LIBOR	0.62%	(8,003)	1,165,158	1,157,155
USD	5,000,000	05/11/2030	Citigroup	Receive	3-month LIBOR	0.67%	–	366,221	366,221
USD	25,000,000	06/02/2031	Citigroup	Receive	3-month LIBOR	0.72%	–	2,141,930	2,141,930
							$(8,003)	$4,287,912	$4,279,909

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.	19

Statement of Assets and Liabilities (unaudited)

As of April 30, 2021

Assets
Investments, at value (cost $1,547,397,718)	$1,563,270,428
Short-term investments, at value (cost $43,963,368)	43,963,368
Foreign currency, at value (cost $9,310,772)	9,308,684
Cash at broker for interest rate swaps	2,967,577
Cash at broker for futures contracts	1,465,474
Cash at broker for forward foreign currency contracts	390,000
Interest receivable	23,594,458
Unrealized appreciation on forward foreign currency exchange contracts	3,448,012
Variation margin receivable for futures contracts	894,425
Variation margin receivable for centrally cleared swaps	29,855
Prepaid expenses in connection with revolving credit facility, senior secured notes and Series A Mandatory Redeemable Preferred Shares	2,400,378
Total assets	1,651,732,659
Liabilities
Senior secured notes payable (Note 8)	350,000,000
Revolving credit facility payable (Note 9)	71,000,000
Series A Mandatory Redeemable Preferred Shares ($25.00 liquidation value per share; 2,000,000 shares outstanding) (Note 7)	50,000,000
Payable for investments purchased	8,580,028
Interest payable on revolving credit facility, senior secured notes and term loans	4,442,044
Cash due to broker for forward foreign currency contracts	1,730,000
Variation margin payable for futures contracts	963,537
Investment management fees payable (Note 3)	857,856
Unrealized depreciation on forward foreign currency exchange contracts	785,929
Deferred foreign capital gains tax	516,858
Dividend payable on Series A Mandatory Redeemable Preferred Shares	194,792
Administration fees payable (Note 3)	180,201
Investor relations fees payable (Note 3)	20,380
Director fees payable	2,158
Other accrued expenses	957,860
Total liabilities	490,231,643

Net Assets Applicable to Common Shareholders	$1,161,501,016
Composition of Net Assets
Common stock (par value $0.01 per share) (Note 5)	$2,476,958
Paid-in capital in excess of par	1,186,530,007
Distributable accumulated loss	(27,505,949)
Net Assets Applicable to Common Shareholders	$1,161,501,016
Net asset value per share based on 247,695,769 shares issued and outstanding	$4.69

See Notes to Financial Statements.

20	Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Operations (unaudited)

For the Six-Month Period Ended April 30, 2021

Net Investment Income:
Income
Interest and amortization of discount and premium and other income (net of foreign withholding taxes of $1,208,713)	$35,604,705
Total Investment Income	35,604,705
Expenses:
Investment management fee (Note 3)	4,504,361
Administration fee (Note 3)	945,502
Revolving credit facility, senior secured notes and Series A Mandatory Redeemable Preferred Shares fees and expenses	446,716
Custodian's fees and expenses	242,967
Investor relations fees and expenses (Note 3)	131,842
Reports to shareholders and proxy solicitation	127,221
Directors' fees and expenses	121,388
Insurance expense	81,073
Legal fees and expenses	64,854
Transfer agent's fees and expenses	63,044
Independent auditors' fees and expenses	45,035
Miscellaneous	73,887
Total operating expenses, excluding interest expense	6,847,890
Interest expense (Notes 8 & 9)	7,026,639
Distributions to Series A Mandatory Redeemable Preferred Shares (Note 7)	1,036,979
Net operating expenses	14,911,508

Net investment income applicable to common shareholders	20,693,197
Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Net realized gain/(loss) from:
Investment transactions (including $284,029 capital gains tax)	(5,003,325)
Futures contracts	(2,795,256)
Interest rate swaps	(154,476)
Forward foreign currency exchange contracts	(3,242,999)
Foreign currency transactions	3,134,811
(8,061,245)
Net change in unrealized appreciation on:
Investments (including $(107,826) change in deferred capital gains tax)	4,327,176
Interest rate swaps	3,653,614
Futures contracts	664,190
Forward foreign currency exchange rate contracts	1,783,207
Foreign currency translation	27,463,653
37,891,840
Net gain from investments, interest rate swaps, futures contracts and foreign currencies	29,830,595
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$50,523,792

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.	21

Statements of Changes in Net Assets

	For the Six-Month Period Ended April 30, 2021 (unaudited)	For the Year Ended October 31, 2020
Increase/(Decrease) in Net Assets Applicable to Common Shareholders:
Operations:
Net investment income	$ 20,693,197	$ 37,700,172
Net realized gain/(loss) from investments, interest rate swaps and futures contracts	(7,953,057)	34,410,347
Net realized loss from foreign currency transactions	(108,188)	(65,392,613)
Net change in unrealized appreciation/(depreciation) on investments, interest rate swaps and futures contracts	8,644,980	(41,131,289)
Net change in unrealized appreciation on foreign currency translation	29,246,860	59,846,425
Net increase in net assets applicable to common shareholders resulting from operations	50,523,792	25,433,042
Distributions to Common Shareholders From:
Distributable earnings	(40,869,813)	(20,774,928)
Tax return of capital	–	(60,964,698)
Net decrease in net assets applicable to common shareholders from distributions	(40,869,813)	(81,739,626)
Change in net assets applicable to common shareholders resulting from operations	9,653,979	(56,306,584)
Net Assets Applicable to Common Shareholders:
Beginning of period	1,151,847,037	1,208,153,621
End of period	$1,161,501,016	$1,151,847,037

Amounts listed as "–" are $0 or round to $0.

See Notes to Financial Statements.

22	Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Cash Flows (unaudited)

For the Six-Month Period Ended April 30, 2021

Cash Flows from Operating Activities

Net increase in net assets resulting from operations	$ 50,523,792
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(378,915,241)
Investments sold and principal repayments	396,786,232
Increase in short-term investments, excluding foreign government securities	(3,221,464)
Net amortization/accretion of premium (discount)	4,562,818
Decrease in cash due to broker for forward foreign currency exchange contracts	(130,000)
Increase in interest and dividends receivable	(753,413)
Net change unrealized (appreciation) depreciation on forward foreign currency exchange contracts	(1,783,207)
Increase in prepaid expenses	234,785
Increase in interest payable on bank loan	465
Decrease in accrued investment management fees payable	(17,684)
Increase in other accrued expenses	348,836
Decrease in variation margin payable for futures contracts	(664,190)
Net change in unrealized appreciation from investments	17,713,597
Net change in unrealized depreciation from foreign currency translations	(49,504,426)
Net realized loss on investment transactions	5,003,325
Net cash provided by operating activities	40,184,225

Cash Flows from Financing Activities
Decrease in payable due to custodian	(289,269)
Increase in bank loan payable	6,000,000
Distributions paid to shareholders	(40,869,813)
Net cash paid (received) for swap contracts	156,533
Net cash used in financing activities	$ (35,002,549)
Effect of exchange rate on cash	(14,674)
Net change in cash	5,167,002
Unrestricted and restricted cash and foreign currency, beginning of period	8,964,733
Unrestricted and restricted cash and foreign currency, end of period	$ 14,131,735

Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings:	$ 7,026,174

Aberdeen Asia-Pacific Income Fund, Inc.	23

Statement of Cash Flows (concluded)

For the Six-Month Period Ended April 30, 2021

Reconciliation of unrestricted and restricted cash to the statements of assets and liabilities

	Six-Month Period Ended April 30, 2021 (unaudited)	Year Ended October 31, 2020
Foreign currency, at value	$9,308,684	$2,799,034
Cash at broker for interest rate swaps	2,967,577	3,268,953
Cash at broker for futures contracts	1,465,474	2,434,016
Cash at broker for forward foreign currency contracts	390,000	160,000
Cash at broker for China A shares	–	13,461
Due from broker	–	289,269
	$14,131,735	$8,964,733

Amounts listed as "–" are $0 or round to $0.

See Notes to Financial Statements.

24     Aberdeen Asia-Pacific Income Fund, Inc.

Financial Highlights

	For the Six-Month Period Ended April 30, 2021		For the Fiscal Years Ended October 31,
	(unaudited)		2020	2019	2018	2017	2016
PER SHARE OPERATING PERFORMANCE(a):
Net asset value per common share, beginning of period	$4.65		$4.88	$4.59	$5.43	$5.69	$5.57
Net investment income	0.08		0.15	0.18	0.21	0.23	0.24
Net realized and unrealized gains/(losses) on investments, interest rate swaps, futures contracts and foreign currency transactions	0.13		(0.05)	0.48	(0.64)	(0.07)	0.29
Total from investment operations applicable to common shareholders	0.21		0.10	0.66	(0.43)	0.16	0.53
Distributions to Series A Mandatory Redeemable Preferred Shares:
Net investment income	–		–	–	–	–	–
Distributions to common shareholders from:
Net investment income	(0.17)		(0.07)	(0.12)	(0.25)	(0.26)	(0.24)
Net realized gains	–		(0.01)	–	–	–	–
Tax return of capital	–		(0.25)	(0.25)	(0.17)	(0.16)	(0.18)
Total distributions to shareholders	(0.17)		(0.33)	(0.37)	(0.42)	(0.42)	(0.42)
Capital Share Transactions:
Impact due to open market repurchase policy (Note 7)	–		–	–	0.01	–	0.01
Total capital share transactions	–		–	–	0.01	–	0.01
Net asset value per common share, end of period	$4.69		$4.65	$4.88	$4.59	$5.43	$5.69
Market value, end of period	$4.26		$3.80	$4.25	$3.93	$5.03	$4.92

Total Investment Return Based on(b):
Market value	16.46%		(2.82% )	18.12%	(14.29% )	11.19%	12.90%
Net asset value	4.78%		3.56%	16.13%	(7.27% )	3.79%	11.35%

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data(c):
Net assets applicable to common shareholders, end of period (000 omitted)	$1,161,501		$1,151,847	$1,208,154	$1,142,604	$1,369,104	$1,440,351
Average net assets applicable to common shareholders (000 omitted)	$1,189,124		$1,145,806	$1,194,235	$1,290,606	$1,382,050	$1,433,905
Net operating expenses	2.53%	(d)	2.87%	2.84%	2.67%	2.42%	2.23%
Net operating expenses without reimbursement	2.53%	(d)	2.87%	2.84%	2.67%	2.42%	2.23%
Net operating expenses, excluding interest expense and distributions to Series A Mandatory Redeemable Preferred Shares	1.17%	(d)	1.32%	1.22%	1.17%	1.15%	1.14%
Net investment income	3.51%	(d)	3.29%	3.68%	4.14%	4.17%	4.30%
Portfolio turnover	23%	(e)	88%	46%	44%	57%	52%
Leverage (senior securities) outstanding (000 omitted)	$421,000		$415,000	$531,000	$505,000	$550,000	$525,000
Leverage (preferred stock) outstanding (000 omitted)	$50,000		$50,000	$50,000	$50,000	$50,000	$50,000
Asset coverage ratio on long-term debt obligations at period end(f)	388%		390%	337%	336%	358%	384%
Asset coverage per $1,000 on long-term debt obligations at period end	$3,878		$3,896	$3,369	$3,362	$3,580	$3,839
Asset coverage ratio on total leverage at period end(g)	347%		348%	308%	306%	328%	350%
Asset coverage per share on total leverage at period end	$3,466		$3,477	$3,079	$3,059	$3,282	$3,505

Aberdeen Asia-Pacific Income Fund, Inc.     25

Financial Highlights (concluded)

(a)	Based on average shares outstanding.
(b)	Total investment return based on market value is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market value.
(c)	Ratios calculated on the basis of income, expenses and preferred share dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders. For the six months ended April 30, 2021 and fiscal years ended October 31, 2020, 2019, 2018, 2017 and 2016, the ratios of net investment income before preferred stock dividends to average net assets of common shareholders were 3.69%, 3.47%, 3.85%, 4.30%, 4.32% and 4.16% respectively.
(d)	Annualized.
(e)	Not annualized.
(f)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, including Series A Mandatory Redeemable Preferred Shares, for investment purposes by the amount of any long-term debt obligations, which includes the senior secured notes and revolving credit facility.
(g)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings for investment purposes by the amount of any borrowings.

Amounts listed as "–" are $0 or round to $0.

See Notes to Financial Statements.

26     Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited)

April 30, 2021

1. Organization

Aberdeen Asia-Pacific Income Fund, Inc. (the "Fund") was incorporated in Maryland on March 14, 1986 as a closed-end, non-diversified management investment company. The Fund's principal investment objective is to seek current income. The Fund may also achieve incidental capital appreciation. To achieve its investment objectives, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Asia-Pacific debt securities," which include: (1) debt securities of Asia-Pacific Country issuers, including securities issued by Asia-Pacific Country governmental entities, as well as by banks, companies and other entities which are located in Asia-Pacific Countries, whether or not denominated in an Asia-Pacific Country currency; (2) debt securities of other issuers, denominated in, or linked to, the currency of an Asia-Pacific Country, including securities issued by supranational issuers, such as The World Bank and derivative debt securities that replicate, or substitute for, the currency of an Asia-Pacific Country; (3) debt securities issued by entities which, although not located in an Asia-Pacific Country, derive at least 50% of their revenues from Asia-Pacific Countries or have at least 50% of their assets located in Asia-Pacific Countries; and (4) debt securities issued by a wholly-owned subsidiary of an entity located in an Asia-Pacific Country, provided that the debt securities are guaranteed by the parent entity located in the Asia-Pacific Country (the "80% Policy"). With reference to items (3) and (4) above, Asia-Pacific debt securities may be denominated in an Asia-Pacific Country currency or U.S. dollars. "Asia-Pacific Countries" (each, an "Asia-Pacific Country") means countries included in "Asia" and "Oceania" in the United Nations ("UN") geographic regions used by the UN Statistics Division. The 80% Policy, which went into effect on June 24, 2020, is fundamental and may not be changed without a vote of shareholders. There can be no assurance that the Fund will achieve its investment objectives. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

Prior to June 24, 2020, the Fund normally invested up to 80% of its total assets, plus the amount of any borrowings for investment purposes, in Asian debt securities, Australian debt securities and New Zealand debt securities (the "prior 80% policy"). Under the prior 80% policy "Asian debt securities" included: (1) debt securities of Asian Country (as defined below) issuers, including securities issued by Asian Country governmental entities, as well as by banks, companies and other entities which are located in Asian Countries, whether or not denominated in an Asian Country currency; (2) debt securities of other issuers denominated in, or linked to, the currency of an Asian Country, including securities issued by supranational issuers, such as The World Bank and derivative debt securities that replicate, or substitute for, the currency of an Asian Country; (3) debt securities issued by entities which, although not located in an Asian Country, derive at least 50% of their revenues from Asian Countries or have at least 50% of their assets located in Asian Countries; and (4) debt securities issued by a wholly-owned subsidiary of an entity located in an Asian Country, provided that the debt securities are guaranteed by the parent entity located in the Asian Country. With reference to items (3) and (4) above, Asian debt securities may be denominated in an Asian Country currency or in Australian, New Zealand or U.S. Dollars.

Additionally, prior to June 24, 2020, the maximum country exposure to any one Asian Country (other than Korea) was limited to 20% of the Fund's total assets and the maximum currency exposure to any one Asian Country currency (other than Korea) was limited to 10% of the Fund's total assets. Also, prior to June 24, 2020, the maximum country exposure for Korea was limited to 40% of the Fund's total assets, and the maximum currency exposure for Korea was limited to 25% of the Fund's total assets. Although the Fund eliminated these fundamental country limits, it replaced them with non-fundamental country limits. Effective June 24, 2020, the maximum exposure to any one "Investment Grade Country" (other than the U.S.) is limited to 25% of the Fund's total assets and the maximum exposure to any one "Non- Investment Grade Country" is limited to 15% of the Fund's total assets. Investment Grade Countries are those countries whose sovereign debt is rated not less than Baa3 by Moody's Investors Service, Inc. ("Moody's"), BBB- by S&P Global Ratings ("S&P") or BBB- by Fitch or comparably rated by another appropriate nationally or internationally recognized ratings agency. Non-Investment Grade Countries are those that are not Investment Grade Countries.

2. Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 Financial Services-Investment Companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles ("GAAP") in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the

Aberdeen Asia-Pacific Income Fund, Inc.     27

Notes to Financial Statements (unaudited) (continued)

April 30, 2021

functional and reporting currency. However, the Australian Dollar is the functional currency for U.S. federal tax purposes.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. "Fair value" is defined in the Fund's Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument's level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Board. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional "round lot" size and the strategies employed by the Fund's investment adviser generally trade in round lot sizes. In certain circumstances, some trades may occur in smaller "odd lot" sizes which may be effected at lower or higher prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at amortized cost, if it represents the best approximation of fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund; which has elected to qualify as a "government money market fund" pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value ("NAV"). Generally, these investment types are categorized as Level 1 investments.

Derivatives are valued at fair value. Exchange traded derivatives are generally Level 1 investments and over-the-counter and centrally cleared derivatives are generally Level 2 investments. Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9- and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Futures contracts are valued at the settlement price or at the last bid price if no settlement price is available. Interest rate swaps agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).

In the event that a security's market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which they trade closed before the Valuation Time), the security is valued at fair value as determined by the Fund's Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. Under normal circumstances the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). A security that has been fair valued by the Fund's Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

28     Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2021

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.
Forward foreign currency contracts	Forward exchange rate quotations.
Swap agreements	Market information pertaining to the underlying reference assets, i.e., credit spreads, credit event probabilities, fair values, forward rates, and volatility measures.

The following is a summary of the inputs used as of April 30, 2021 in valuing the Fund's investments and other financial instruments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1 – Quoted Prices ($)	Level 2 – Other Significant Observable Inputs ($)	Level 3 – Significant Unobservable Inputs ($)	Total ($)
Investments in Securities
Fixed Income Investments
Corporate Bonds	$–	$832,031,267	$–	$832,031,267
Government Bonds	–	731,239,161	–	731,239,161
Total Fixed Income Investments	–	1,563,270,428	–	1,563,270,428
Short-Term Investment	43,963,368	–	–	43,963,368
Total Investments	$43,963,368	$1,563,270,428	$–	$1,607,233,796
Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$–	$4,287,912	$–	$4,287,912
Forward Foreign Currency Exchange Contracts	–	3,448,012	–	3,448,012
Futures Contracts	894,425	–	–	894,425
Total Other Financial Instruments	$894,425	$7,735,924	$–	$8,630,349
Total Assets	$44,857,793	$1,571,006,352	$–	$1,615,864,145
Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$–	$(785,929)	$–	$(785,929)
Futures Contracts	(963,537)	–	–	(963,537)
Total Liabilities – Other Financial Instruments	$(963,537)	$(785,929)	$–	$(1,749,466)

Amounts listed as "–" are $0 or round to $0.

For the six-month period ended April 30, 2021, there were no significant changes to the fair valuation methodologies.

Aberdeen Asia-Pacific Income Fund, Inc.	29

Notes to Financial Statements (unaudited) (continued)

April 30, 2021

b. Restricted Securities:

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.

c. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and

(ii)	purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund's books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. The net realized and unrealized foreign exchange gain/(loss) shown in the composition of net assets represents foreign exchange gain/(loss) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund's investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

d. Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage currency risk, interest rate risk and credit risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage the Fund's currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to a particular benchmark or index. The use of forward contracts allows for the separation of investment decision-making between foreign exchange holdings and their currencies.

The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts' prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or from unanticipated movements in exchange rates. During the six-month period ended April 30, 2021, the Fund used forward contracts to hedge and efficiently manage Australian and certain Asian currency exposure.

While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency

30	Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2021

prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund's portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risk that a counterparty to such contracts may default on their obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.

Futures Contracts:

The Fund may invest in financial futures contracts ("futures contracts") for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes, however, in those instances, (a) either the aggregate initial margin and premiums required to establish the Fund's position may not exceed 5% of the Fund's NAV after taking into account unrealized profits and unrealized losses on any such contract into which it has entered into, or (b) the aggregate net notional value of the Fund's position may not exceed 100% of the Fund's NAV after taking into account unrealized profits and unrealized losses on any such contract which it has entered into.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as initial margin. Subsequent payments, known as "variation margin," are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract expires or is closed, the gain/(loss) is realized and is presented in the Statement of Operations as a net realized gain/(loss) on futures contracts. Futures contracts are valued daily at their last quoted sale price on the exchange on which they are traded.

A "sale" of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A "purchase" of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. During the six-month period ended April 30, 2021, the Fund used U.S. Treasury futures to efficiently manage U.S. interest rate exposure and hedge the U.S. interest rate risk.

There are significant risks associated with the Fund's use of futures contracts, including the following: (1) the success of a hedging strategy may depend on the ability of the Fund's investment adviser and/or sub-adviser to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the movement in the price of futures contracts, interest rates and the value/market value of the securities held by the Fund; (3) there may not be a liquid secondary market for a futures contract; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts. In addition, should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Swaps:

A swap is an agreement that obligates two parties to exchange a series of cash flows and/or meet certain obligations at specified intervals based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) or the occurrence of a credit event with respect to an underlying reference obligation (in the case of a credit default swap) for a specified amount of an underlying asset or notional principal amount. The Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the amount of the difference between the two payments. Except for currency swaps and credit default swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction.

Traditionally, swaps were customized, privately negotiated agreements executed between two parties ("OTC Swaps") but since 2013, certain swaps are required to be cleared pursuant to rules and regulations related to the Dodd – Frank Wall Street Reform and Consumer Protection Act ("Dodd Frank") and/or Regulation (EU) No 648/2012 on OTC Derivatives, Central Counterparties and Trade Repositories ("EMIR") ("Cleared Swaps"). Like OTC Swaps, Cleared Swaps are negotiated bilaterally. Unlike OTC Swaps, the act of clearing results in two swaps executed between each of the parties and a central counterparty ("CCP"), and thus the counterparty credit exposure of the parties is to the CCP rather than to one another. Upon entering into a Cleared Swap, the Fund is required to pledge an amount of cash

Aberdeen Asia-Pacific Income Fund, Inc.	31

Notes to Financial Statements (unaudited) (continued)

April 30, 2021

and/or other assets equal to a certain percentage of the contract amount. This payment is known as "initial margin". Subsequent payments, known as "variation margin," are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain or loss equal to the variation margin is recognized on a daily basis. When the contract matures or is terminated, the gain or loss is realized and is presented in the Statements of Operations as a net realized gain or loss on swap contracts. As of March 2017, the Fund may be required to provide variation and/or initial margin for OTC Swaps pursuant to further rules and regulations related to Dodd Frank and EMIR. The margin requirements associated with OTC Swaps and Cleared Swaps may not be the same.

The rights and obligations of the parties to a swap are memorialized in either an International Swap Dealers Association, Inc. Master Agreement ("ISDA") for OTC Swaps or a futures agreement with an OTC addendum for Cleared Swaps ("Clearing Agreement"). These agreements are with certain counterparties whose creditworthiness is monitored on an ongoing basis by risk professionals. Both the ISDA and Clearing Agreement maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of default or termination by one party may give the other party the right to terminate and settle all of its contracts.

Entering into swap agreements involves, to varying degrees, elements of credit, market and interest risk in excess of the amounts reported on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. The Fund's maximum risk of loss from counterparty risk related to swaps is the fair value of the contract. This risk is mitigated by the posting of collateral by the counterparties to the Fund to cover the Fund's exposure to the counterparty.

Interest Rate Swaps

The Fund uses interest rate swap contracts to manage its exposure to interest rates. Interest rate swap contracts typically represent the exchange between the Fund and a counterparty of respective commitments to make variable rate and fixed rate payments with respect to a notional amount of principal. Interest rate swap contracts may have a term that is greater than one year, but typically require periodic interim settlement in cash, at which time the specified value of the variable interest rate is reset for the next settlement period. Net payments of interest are recorded as realized gains or losses. During the period that the swap contract is open, the contract is marked-to-market as the net amount due to or from the Fund and changes in the value of swap contracts are recorded as unrealized gains or losses. During the six-month period ended April 30, 2021, the Fund used interest rate swaps to hedge the interest rate risk on the Fund's Revolving Credit Facility (as defined in Note 9 below).

Summary of Derivative Instruments:

The Fund may use derivatives for various purposes as noted above. The following is a summary of the fair value of derivative instruments, not accounted for as hedging instruments, as of April 30, 2021:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted For as Hedging Instruments and Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate swaps (interest rate risk)*	Unrealized appreciation on receivable for centrally cleared interest rate swaps	$4,287,912	Unrealized depreciation payable for centrally cleared interest rate swaps	$–
Forward foreign currency exchange contracts (foreign exchange risk)	Unrealized appreciation on forward foreign currency exchange contracts	$3,448,012	Unrealized depreciation on forward foreign currency exchange contracts	$785,929
Futures contracts (interest rate risk)	Variation margin receivable for futures contracts	$894,425	Variation margin payable for futures contracts	$963,538
Total		$8,630,349		$1,749,467

*	The values shown reflect unrealized appreciation/(depreciation) and the values shown in the Statement of Assets and Liabilities reflects variation margin.

Amounts listed as "–" are $0 or round to $0.

32	Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2021

The Fund has transactions that may be subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities as of April 30, 2021 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
Description	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received(1)	Net Amount(3)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged(1)	Net Amount(3)
	Assets				Liabilities
Forward foreign currency(2)
BNP Paribas S.A.	$284,543	$–	$–	$284,543	$–	$–	$–	$–
Citibank N.A.	1,716,163	(365,501)	–	1,350,662	365,501	(365,501)	–	–
Royal Bank of Canada	146,744	(143,577)	–	3,167	143,577	(143,577)	–	–
Standard Chartered Bank	19,376	–	–	19,376	–	–	–	–
State Street Bank and Trust Company,	–	–	–	–	40,483	–	–	40,483
UBS AG	1,281,186	(236,368)	(1,044,818)	–	236,368	(236,368)	–	–

(1)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(2)	Includes financial instruments (swaps and forwards) which are not subject to a master netting arrangement across funds, or other another similar arrangement.
(3)	Net amounts represent the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting arrangements with the same legal entity.

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2021:

Derivatives Not Accounted For as Hedging Instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Interest rate swaps (interest rate risk)	Realized/Unrealized Gain/(Loss) from Investments, Interest Rate Swaps, Futures Contracts and Foreign Currencies	$(154,476)	$3,653,614
Forward foreign currency exchange contracts (foreign exchange risk)		$(3,242,999)	$1,783,207
Futures contracts (interest rate risk)		$(2,795,256)	$664,190
Total		$(6,192,731)	$6,101,011

Aberdeen Asia-Pacific Income Fund, Inc.	33

Notes to Financial Statements (unaudited) (continued)

April 30, 2021

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity during the six-month period ended April 30, 2021. The table below summarizes the weighted average values of derivatives holdings for the Fund during the six-month period ended April 30, 2021.

Derivative	Average Notional Value
Purchase Forward Foreign Currency Contracts	$388,782,816
Sale Forward Foreign Currency Contracts	221,414,991
Long Futures Contracts	112,128,160
Short Futures Contracts	96,825,511
Interest Rate Swaps	67,571,429

e. Bank Loans:

The Fund may invest in bank loans. Bank loans include floating and fixed-rate debt obligations. Floating rate loans are debt obligations issued by companies or other entities with floating interest rates that reset periodically. Bank loans may include, but are not limited to, term loans, delayed funding loans, bridge loans and revolving credit facilities. Loan interest will primarily take the form of assignments purchased in the primary or secondary market but may include participations. Floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender's portion of the floating rate loan.

The Fund may also enter into, or acquire participation in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowings in which the Fund agrees to make loans up to a maximum amount upon demand by the borrowing issuer for a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrowing issuer repays the loan, an amount equal to the repayment is again made available to the borrowing issuer under the facility. The borrowing issuer may at any time borrow and repay amounts so long as, in the aggregate, at any given time the amount borrowed does not exceed the maximum amount established by the loan agreement. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.

See "Bank Loan Risk" under "Portfolio Investment Risks" for information regarding the risks associated with an investment in bank loans.

f. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and foreign currency transactions are calculated on the identified cost basis. Interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities.

g. Distributions:

The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains, net realized long-term capital gains and return of capital distributions, if necessary, on a monthly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.

Distributions to Series A Mandatory Redeemable Preferred Shares (the "Series A MRPS") shareholders are accrued daily and paid quarterly based on an annual rate of 4.125%. The Fund may not pay distributions to its preferred shareholders unless (i) the pro forma asset coverage ratios for the Series A MRPS, as calculated in accordance with the Fitch Ratings total and net overcollateralization tests per the 'A' rating guidelines outlined in Fitch Rating's closed-end fund criteria, is in excess of 100%, and (ii) the Fund's asset coverage ratios for the Series A MRPS, as calculated in accordance with the 1940 Act, is in excess of 225%. The character of distributions to Series A MRPS shareholders made during the fiscal year may differ from their ultimate characterization for federal income tax purposes. For tax purposes, the Fund's distributions to Series A MRPS shareholders for the six-month period ended April 30, 2021 were 100% net investment income.

h. Federal Income Taxes:

For U.S. federal income purposes, the Fund includes a separately identifiable unit called a Qualified Business Unit ("QBU") (see Internal Revenue Code of 1986, as amended ("IRC") section 987). The Fund has operated with a QBU for U.S. federal income purposes since 1990. The

34	Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2021

home office of the Fund is designated as the United States and of the QBU is Australia with a functional currency of Australian dollar. The securities held within the Fund reside within either the QBU or the home office. Australian dollar denominated securities within the Australian QBU generate capital gain/loss (which are translated for U.S. federal income tax purposes into U.S. Dollars based on the weighted average exchange rate for the period) but not currency gain/loss. If a non AUD denominated security were to sit in the AUD QBU and was sold, the sale would generate capital gain/loss as well as currency gain/loss based on the currency exchange between the currency the security is denominated in and the Australian dollar.

Currency gain/loss related to currency exchange between the U.S. Dollar and the QBU functional currency is generated when money is transferred from a QBU to the home office. The currency gain/loss would result from the difference between the current exchange rate and the fiscal year to date average exchange rate until which profits are repatriated to U.S. Dollar basis in the QBU (which is generally computed based on the currency exchange rates from when money was transferred into such QBU and from gain/losses generated within such QBU based on the weighted average exchange rates for the periods such gain/loss was recognized). Based on the QBU structure, there may be sizable differences in the currency gain/loss recognized for U.S. federal income tax purposes and what is reported within the financial statements under GAAP. As of the Fund's fiscal year-end, the calculation of the composition of distributions to shareholders is finalized and reported in the Fund's annual report to shareholders.

The Fund intends to continue to qualify as a "regulated investment company" by complying with the provisions available to certain investment companies, as defined in Subchapter M of the IRC, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund's U.S. federal and state tax returns for each of the most recent four fiscal years up to the most recent fiscal year ended October 31, 2020 are subject to such review.

i. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

j. Cash Flow Information:

The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency as well as cash in segregated accounts for financial futures, swaps, and forward contracts which has been designated as collateral.

3. Agreements and Transactions with Affiliates

a. Investment Manager, Investment Adviser, Investment Sub-Adviser, and Fund Administration:

Aberdeen Standard Investments (Asia) Limited ("ASIAL" or the "Investment Manager") serves as investment manager to the Fund, pursuant to a management agreement. Aberdeen Standard Investments Australia Limited (the "Investment Adviser"), serves as the investment adviser and Aberdeen Asset Managers Limited ("AAML" or the "Sub-Adviser") serves as the sub-adviser, pursuant to an advisory agreement and a sub-advisory agreement, respectively, with the Investment Manager.

The Investment Manager manages the Fund's investments and makes investment decisions on behalf of the Fund including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund. The Investment Adviser makes recommendations of securities to be purchased or sold within the Fund's portfolio to the Investment Manager and may provide research or statistical data. The Sub-Adviser manages the portion of the Fund's assets that the Investment Manager allocates to it. The Investment Adviser and Sub-Adviser are paid by the Investment Manager, not the Fund.

Aberdeen Asia-Pacific Income Fund, Inc.	35

Notes to Financial Statements (unaudited) (continued)

April 30, 2021

The management agreement provides the Investment Manager with a fee, payable monthly by the Fund, at the following annual rates: 0.65% of the Fund's average weekly Managed Assets up to $200 million, 0.60% of Managed Assets between $200 million and $500 million, 0.55% of Managed Assets between $500 million and $900 million, 0.50% of Managed Assets between $900 million and $1.75 billion and 0.45% of Managed Assets in excess of $1.75 billion. Managed Assets is defined in the management agreement to mean total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund's investment objectives and policies, and/or (iv) any other means.

For the six-month period ended April 30, 2021, ASIAL earned $4,504,361 from the Fund for investment management fees.

Aberdeen Standard Investments, Inc. ("ASII"), an affiliate of the Investment Manager, Investment Adviser and Sub-Adviser, is the Fund's Administrator pursuant to an agreement under which ASII receives a fee, payable monthly by the Fund, at an annual fee rate of 0.125% of the Fund's average weekly Managed Assets up to $1 billion, 0.10% of the Fund's average weekly Managed Assets between $1 billion and $2 billion, and 0.075% of the Fund's average weekly Managed Assets in excess of $2 billion. For the six-month period ended April 30, 2021, ASII earned $945,502 from the Fund for administration fees.

b. Investor Relations:

Under the terms of the Investor Relations Services Agreement, ASII provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by ASIAL or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the "Fund's Portion"). However, investor relations services fees are limited by ASII so that the Fund will only pay up to an annual rate of 0.05% of the Fund's average weekly net assets. Any difference between the capped rate of 0.05% of the Fund's average weekly net assets and the Fund's Portion is paid for by ASII.

Pursuant to the terms of the Investor Relations Services Agreement, ASII (or third parties hired by ASII), among other things, provides objective and timely information to stockholders based on publicly available information; provides information efficiently through the use of technology while offering stockholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, publishes white papers, magazine articles and other relevant materials discussing the Fund's investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the six-month period ended April 30, 2021, the Fund incurred investor relations fees of approximately $131,842. For the six-month period ended April 30, 2021, ASII did not bear any portion of to the investor relations fees for the Fund because the Fund's contribution was below 0.05% of the Fund's average weekly net assets on an annual basis.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended April 30, 2021, were $371,811,779 and $397,029,058, respectively.

5. Capital

The authorized capital of the Fund is 400 million shares of $0.01 par value per share of common stock. During the six-month period ended April 30, 2021, the Fund repurchased no shares pursuant to its Open Market Repurchase Program, see Note 6 for further information. As of April 30, 2021, there were 247,695,769 shares of common stock issued and outstanding.

6. Open Market Repurchase Program

On March 1, 2001, the Board approved a stock repurchase program. The Board amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period. The Fund reports repurchase activity on the Fund's website on a monthly basis.

For the six-month period ended April 30, 2021 and fiscal year ended October 31, 2020, the Fund did not repurchase any shares through this program.

7. Preferred Shares

At April 30, 2021, the Fund had 2,000,000 shares of Series A MRPS, rated 'A' by Fitch ratings, outstanding with an aggregate liquidation preference of $50,000,000 ($25 per share). On May 14, 2020, Fitch Ratings announced the ratings of the Series A MRPS had been placed on Ratings Watch Negative ("RWN"). On February 12, 2021, Fitch, after

36	Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2021

a review of the Fund under a revised rating criteria, downgraded the ratings assigned to the MRPS from 'AA' to 'A'. The following table shows the mandatory redemption date, annual fixed rate, aggregate liquidation preference and estimated fair value of the Series A MRPS at April 30, 2021.

Mandatory Redemption Date	Annual Fixed Rate	Aggregate Liquidation Preference	Estimated Fair Value
June 27, 2023	4.125%	$50,000,000	$52,744,654

Holders of the Series A MRPS are entitled to receive quarterly cumulative cash dividend payments on the first business day following each calendar quarter at an annual fixed rate of 4.125% until maturity. The Series A MRPS were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. Distributions are accrued daily and paid quarterly and are presented in the Statement of Assets and Liabilities as a dividend payable to preferred shareholders. For the six-month period ended April 30, 2021, the Fund paid $1,036,979 in distributions to preferred shareholders.

The Series A MRPS rank senior to all of the Fund's outstanding shares of common stock and on a parity with shares of any other series of preferred stock as to the payment of dividends to which the shares are entitled and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

The estimated fair value of Series A MRPS was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus the spread between the U.S. insurance and financial debt rate and the U.S. Treasury rate plus a market spread for the issuance of preferred shares.

The Series A MRPS are redeemable in certain circumstances at the option of the Fund. The Series A MRPS are also subject to mandatory redemption, unless otherwise prohibited by the 1940 Act, if the Fund fails to maintain (1) asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 225%, with respect to all outstanding preferred stock, as of the last day of any month or (2) eligible assets with an aggregate agency discounted value at least equal to the basic maintenance amount as provided in the Fund's rating agency guidelines. As of April 30, 2021, the Fund was in compliance with the asset coverage and basic maintenance requirements of the Series A MRPS.

Except for matters which do not require the vote of the holders of the Series A MRPS under the 1940 Act and except as otherwise provided in the Fund's Charter or Bylaws, or as otherwise required by applicable law, holders of the Series A MRPS have one vote per share and generally vote together with holders of common stock as a single class on all matters submitted to the Fund's stockholders. The holders of the Series A MRPS, voting separately as a single class, have the right to elect at least two directors of the Fund.

8. Senior Secured Notes

At April 30, 2021, the Fund had $350,000,000 in aggregate principal amount of senior secured notes rated 'A' by Fitch Ratings outstanding ($100,000,000 in 3.69% Series B Senior Secured Notes due June 12, 2023, $50,000,000 in 3.87% Series C Senior Secured Notes due February 8, 2032, $100,000,000 in 3.70% Series D Senior Secured Notes due August 10, 2032 and $100,000,000 in 3.73% Series D Senior Secured Notes due June 19, 2034) (collectively, the "Notes"). On February 12, 2021, Fitch, after a review of the Fund under a revised rating criteria, downgraded the ratings assigned to the Senior Notes from 'AA' to "A'. The ratings were also removed from Ratings Watch Negative and removed from Under Criteria Observation. The Notes are secured obligations of the Fund and, upon liquidation, dissolution or winding up of the Fund, will rank senior to all unsecured and unsubordinated indebtedness and senior to any common or preferred stock pari passu in priority and security with all other secured indebtedness. Holders of the Notes are entitled to receive cash interest payments semi-annually until maturity. The Series B Notes, the Series C Notes, the Series D Notes and the Series E Notes accrue interest at annual fixed rates of 3.69%, 3.87%, 3.70% and 3.73%, respectively.

The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system.

The estimated fair value of each series of fixed-rate Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date. The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value for each series of Notes outstanding at April 30, 2021.

Series	Maturity Date	Interest Rate	Notional/ Carrying Amount	Estimated Fair Value
Series B	June 12, 2023	3.69%	$100,000,000	$105,502,135
Series C	February 8, 2032	3.87%	$50,000,000	$56,395,091
Series D	August 10, 2032	3.70%	$100,000,000	$111,628,143
Series E	June 19, 2034	3.73%	$100,000,000	$113,582,464

Aberdeen Asia-Pacific Income Fund, Inc.	37

Notes to Financial Statements (unaudited) (continued)

April 30, 2021

9. Credit Facility

On April 6, 2020, the Fund extended the term of its existing credit agreement for 120 days, until August 5, 2020, providing for a $100,000,000 senior secured revolving credit loan facility (the "Revolving Credit Facility") with a syndicate of banks with Bank of America Merrill Lynch, N.A., ("BofA") acting as administrative agent. On August 5, 2020, the Fund executed an amendment and assignment of the Credit Agreement that extended the term of the credit agreement to August 4, 2021. The amendment and assignment also appointed the Bank of Nova Scotia to replace BofA as administrative agent. At April 30, 2021, the Fund had $71,000,000 outstanding under the Revolving Credit Facility. Under the terms of the Revolving Credit Facility and the Agreement and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings.

For the six-month period ended April 30, 2021, the average interest rate on the Revolving Credit Facility was 1.48% and the average balance of the Revolving Credit Facility was $67,585,635. The balance as of April 30, 2021 was $71,000,000.

The Revolving Credit Facility has a term of one year and is not a perpetual form of leverage; there can be no assurance that the Revolving Credit Facility will be available for renewal on acceptable terms, if at all. Bank loan fees and expenses included in the Statement of Operations include fees for the renewal of the Revolving Credit Facility as well as commitment fees for any portion of the loan facility not drawn upon at any time during the period.

10. Risks of Leveraged Capital Structure

The Fund may use leverage to the maximum extent permitted by the 1940 Act, which permits leverage to exceed 33 1/3% of the Fund's total assets (including the amount obtained through leverage) in certain market conditions.

The amounts borrowed under the Revolving Credit Facility and the Notes and other funds obtained through various forms of leverage, including the Series A MRPS, may be invested to return higher rates than the rates pursuant to which interests or dividends are paid under such forms of leverage. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund's common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage.

The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the Revolving Credit Facility and the Notes may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is limited in its ability to declare dividends or other distributions under the terms of the various forms of leverage. In the event of an event of default under the Revolving Credit Facility, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. In the event of an event of default under the Note Purchase Agreement, the holders of the Notes have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund). If there exists an event of default under the Securities Purchase Agreement that has not been cured, the holders of the Series A MRPS have the right to cause the Fund's outstanding borrowings to be immediately due and payable and proceed to protect and enforce their rights by an action at law, suit in equity or other appropriate proceeding. A liquidation of the Fund's collateral assets in an event of default, or a voluntary paydown of the Revolving Credit Facility, Series A MRPS or the Notes in order to avoid an event of default, would typically involve administrative expenses and sometimes penalties. Additionally, such liquidations often involve selling off of portions of the Fund's assets at inopportune times which can result in losses when markets are unfavorable.

Each of the Revolving Credit Facility Agreement, the Note Purchase Agreement or the Securities Purchase Agreement relating to the Series A MRPS includes usual and customary covenants for the applicable type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager, Investment Adviser, or Sub-Adviser from fully managing the Fund's portfolio in accordance with the Fund's investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of any and/or all of the forms of leverage. As of April 30, 2021, the Fund was in compliance with all covenants under the agreements relating to the various forms of leverage.

During the six-month period ended April 30, 2021, the Fund incurred fees of approximately $500,288 for the Revolving Credit Facility and Notes.

38	Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2021

11. Portfolio Investment Risks

a. Credit and Market Risk:

A debt instrument's price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions. Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund's investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading.

b. Interest Rate Risk:

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund may be subject to a greater risk of rising interest rates due to current interest rate environment and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

c. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries. Foreign securities may also be harder to price than U.S. securities.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Investment Manager are unsuccessful.

d. Focus Risk:

The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currency risks. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

e. Risks Associated with Mortgage-backed Securities:

The value of mortgage-backed securities can fall if the owners of the underlying mortgages default or pay off their mortgages sooner than expected, which could happen when interest rates fall.

f. High-Yield Bonds and Other Lower-Rated Securities Risk:

The Fund's investments in high-yield bonds (commonly referred to as "junk bonds") and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

g. Bank Loan Risk:

There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund's returns. In addition, bank loans may settle on a

Aberdeen Asia-Pacific Income Fund, Inc.     39

Notes to Financial Statements (unaudited) (concluded)

April 30, 2021

delayed basis, resulting in the proceeds from the sale of such loans not being readily available to make additional investments or distributions. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks or other lenders.

h. LIBOR Risk:

Under the revolving credit facility, the Fund is charged interest on amounts borrowed at a variable rate, which may be based on the London Interbank Offered Rate ("LIBOR") plus a spread. Additionally, the Fund may invest in certain debt securities, derivatives or other financial instruments that utilize LIBOR as a "benchmark" or "reference rate" for various interest rate calculations. In 2017, the head of the United Kingdom's Financial Conduct Authority ("FCA") announced a desire to phase out the use of LIBOR by the end of 2021. However, subsequent announcements by the FCA, the LIBOR administrator and other regulators indicate that it is possible that the most widely used

LIBOR rates may continue until mid-2023. It is anticipated that LIBOR ultimately will be discontinued or the regulator will announce that it is no longer sufficiently robust to be representative of its underlying market around that time. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement reference rate. As such, the potential effect of a transition away from LIBOR on the Fund's payment obligations under the revolving credit facility and on the Fund's investments that reference LIBOR cannot yet be determined.

12. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, the Fund expects the risk of loss from such claims to be remote.

13. Tax Information

The U.S. federal income tax basis of the Fund's investments (including derivatives, if applicable) and the net unrealized appreciation as of April 30, 2021, were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,582,931,388	$50,546,284	$(26,243,876)	$24,302,508

14. Recent Accounting Pronouncements

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds will not be required to fully comply with the new rule until August 19, 2022. It is not currently clear what impact, if any, the new rule will have on the availability, liquidity or performance of derivatives. Management is assessing the impact of Rule 18f-4 on the Funds.

15. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of April 30, 2021, other than as noted below.

On May 11, 2021 and June 9, 2021, the Fund announced that it will pay on May 28, 2021 and June 30, 2021, a distribution of US $0.0275 per share to all shareholders of record as of May 21, 2021 and June 23, 2021, respectively.

On June 2, 2021, the Fund drew an additional $20,000,000 on its revolving credit loan facility.

At a meeting held on June 16, 2021, the Fund's Board of Directors approved the termination of Aberdeen Standard Investments Australia Limited as Investment Adviser of the Fund, expected to be effective prior to the Fund's fiscal year end, October 31, 2021. Upon the effectiveness of the termination of Aberdeen Standard Investments Australia Limited, ASIAL will continue to serve as the Fund's Investment Manager and AAML will continue to serve as the sub-adviser to the Fund and will maintain responsibility for investing the Fund's assets.

40     Aberdeen Asia-Pacific Income Fund, Inc.

Supplemental Information (unaudited)

Results of Meeting of Shareholders

The Annual Meeting of Shareholders was held virtually on Thursday, April 29, 2021. The description of the proposals and number of shares voted at the meeting are as follows:

1. To elect one Class III Director to the Board of Directors:

	Votes For	Votes Against	Votes Withheld
Radhika Ajmera	169,399,873	4,520,963	2,253,603

2. To elect one Preferred Share Director to the Board of Directors:

	Votes For	Votes Against	Votes Withheld
William J. Potter	2,000,000	0	0

3. To approve the continuation of Term for Director under the Corporate Governance Policies

	Votes For	Votes Against	Votes Withheld
Neville J. Miles	168,700,111	5,138,666	2,335,662
P. Gerald Malone	169,463,310	4,367,840	2,343,289

Aberdeen Asia-Pacific Income Fund, Inc.     41

Dividend Reinvestment and Optional Cash Purchase Plan (unaudited)

The Fund intends to distribute to stockholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the "Plan"), stockholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the "Plan Agent") in the Fund shares pursuant to the Plan, unless such stockholders elect to receive distributions in cash. Stockholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the stockholder by the Plan Agent, as dividend paying agent. In the case of stockholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Fund does not issue certificates so all shares will be registered in book entry form. The Plan Agent serves as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share (plus expected per share fees) on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the payable date for such distribution or dividend or, if that date is not a trading day on the New York Stock Exchange, the immediately preceding trading date. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments of a minimum of $50 per investment (by check, one-time online bank debit or recurring automatic monthly ACH debit) to the Plan Agent for investment in the Fund's common stock, with an annual maximum contribution of $250,000. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on the 25th day of each month or the next trading day if the 25th is not a trading day.

If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her U.S. bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a per share fee of $0.02 incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.

Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare's broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be

42     Aberdeen Asia-Pacific Income Fund, Inc.

Dividend Reinvestment and Optional Cash Purchase Plan (unaudited) (concluded)

presented to complete this transaction. Market Order sales may only be requested by phone at 1-800-647-0584 or using Investor Center through www.computershare.com/buyaberdeen. ($25 and $0.12 per share).

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. The Fund or the Plan Agent may terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days prior to the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority) only by mailing a written notice at least 30 days' prior to the effective date to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by phone at 1-800-647-0584, using Investor Center through www.computershare.com/buyaberdeen or in writing to Computershare Trust Company N.A., P.O. Box 505000, Louisville, KY 40233-5000.

Aberdeen Asia-Pacific Income Fund, Inc.     43

Corporate Information

Directors

P. Gerald Malone, Chairman
Radhika Ajmera
Stephen Bird
Neville J. Miles
William J. Potter
Moritz Sell

Investment Manager

Aberdeen Standard Investments (Asia) Limited
21 Church Street
#01-01 Capital Square Two
Singapore 049480

Investment Adviser

Aberdeen Standard Investments Australia Limited
Level 10, 255 George Street
Sydney, NSW 2000, Australia

Investment Sub-Adviser

Aberdeen Asset Managers Limited
Bow Bells House, 1 Bread Street
London United Kingdom
EC4M 9HH

Administrator

Aberdeen Standard investments Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company
1 Lincoln Street
Boston, MA 02111

Transfer Agent

Computershare
P.O. Box 505000
Louisville, KY 40233

Independent Registered Public Accounting Firm

KPMG LLP
1601 Market Street
Philadelphia, PA 19103

Legal Counsel

Dechert LLP
1900 K Street, N.W.
Washington, DC 20006

Investor Relations

Aberdeen Standard Investments Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
1-800-522-5465
Investor.Relations@aberdeenstandard.com

Aberdeen Standard Investments (Asia) Limited

The accompanying Financial Statements, as of April 30, 2021, were not audited and accordingly, no opinion is expressed therein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

The common shares of Aberdeen Asia-Pacific Income Fund, Inc. are traded on the NYSE American equities exchange under the symbol "FAX". Information about the Fund's net asset value and market price is available at www.aberdeenfax.com

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Asia-Pacific Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

FAX SEMI-ANNUAL

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to semi-annual report on Form N-CSR.

(b)	There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by the report.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2021 there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act and section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)	A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits 13(c)(1), 13(c)(2), 13(c)(3), 13(c)(4), 13(c)(5), 13(c)(6) and 13(c)(7), as required by the terms of the Registrant’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Asia-Pacific Income Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Asia-Pacific Income Fund, Inc.

Date: July 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Asia-Pacific Income Fund, Inc.

Date: July 8, 2021

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Asia-Pacific Income Fund, Inc.

Date: July 8, 2021

Exhibit List

13(a)(2) – Rule 30a-2(a) Certifications

13(b) – Rule 30a-2(b) Certifications

13(c)(1), 13(c)(2), 13(c)(3), 13(c)(4), 13(c)(5), 13(c)(6) and 13(c)(7) – Distribution notice to stockholders